Exhibit 10.2.1



                           Agreed Form Cover Sheet

                              dated 18 May 2007,
                                    ------


attaching:

1.  the form of 1992 ISDA Master Agreement (Multicurrency - Cross Border);

2.  the Agreed Form Schedule thereto (Sidley Austin document number:
    1675671v.4);

3. the form of 1995 ISDA Credit and Support Annex (Bilateral Form - Transfer) (the "CSA pre-printed form") forming part of the Schedule; and

4. the Agreed Form Paragraph 1 I (Sidley Austin document number: 1682953v.4) to the CSA pre-printed form,

between

(1) DEUTSCHE BANK AG, LONDON BRANCH; and

(2) GRANITE MASTER ISSUER plc, and

signed for the purposes of identification by:



/s/ J Page  /s/ M Wallis
----------------------------

DUETSCHE BANK AG, LONDON BRANCH

on 18 May 2007; and
   -----------


/s/ Sidley Austin (UK) LLP
----------------------------

SIDLEY AUSTIN (UK) LLP

on 18 May 2007.
   ------

(Multicurrency -- Cross Border)

                                     ISDA(R)

                 International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

         dated as of the Effective Date specified in the Confirmation
                     ............................

Deutsche Bank AG, London Branch                      Granite Master Issuer plc
("Party A")                                          ("Party B")
...........................................and ................................


have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.


      Copyright (C) 1992 by International Swap Dealers Association, Inc.

(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.



                                      2                           ISDA(R) 1992

      (ii) Liability. If: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:

(a)   Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).



                                      3                           ISDA(R) 1992

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section II, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,



                                      4                           ISDA(R) 1992
organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (I) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however



                                      5                           ISDA(R) 1992
      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (I) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified
Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event



                                      6                           ISDA(R) 1992

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:

        (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (I) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger, If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.



                                      7                           ISDA(R) 1992

6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section
5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(I) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then



                                      8                           ISDA(R) 1992
      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i) If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the



                                      9                           ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (1) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (11) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.



                                      10                           ISDA(R) 1992

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.    Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. if for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.



                                      11                           ISDA(R) 1992

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document



                                      12                           ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any



                                      13                           ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions As used in this Agreement:

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.



                                      14                           ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifrable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(I) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have



                                      15                           ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount. "Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.



                                      16                           ISDA(R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date). "Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market



                                     17                           ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

  Deutsche Bank AG, London Branch                  Granite Master Issuer plc
  ............................................................................
             (Name of Party)                            (Name of Party)


By: ...............................................By:........................
    Name:                                            Name:
    Title:                                           Title:
    Date:                                            Date:



                                      18                           ISDA(R) 1992

               Deutsche Bank AG/Granite Master Issuer plc Cross
                     Currency/Interest Rate ISDA Schedule
                        Agreed Form Version: 18.5.07.

                             Agreed Form Schedule
                        (Multicurrency - Cross Border)

                                   SCHEDULE

                                    to the

                                  1992 ISDA

                               MASTER AGREEMENT

        dated as of the Effective Date specified in the Confirmation,

                                   between

             (1) DEUTSCHE BANK AG, LONDON BRANCH ("Party A"); and

                  (2) GRANITE MASTER ISSUER plc ("Party B").

Part 1. Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of:-

      Section 5(a)(v), none

      Section 5(a)(vi), none

      Section 5(a)(vii), none

      Section 5(b)(iv), none

      and in relation to Party B for the purpose of:-

      Section 5(a)(v), none

      Section 5(a)(vi), none

      Section 5(a)(vii), none

      Section 5(b)(iv), none

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c) The "Cross Default" provisions of Section 5(a)(vi) of this Agreement will apply to Party A and will not apply to Party B subject to amendment by adding at the end thereof the following words: "provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A)(I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay caused by an error or omission of an administrative or operational nature, and (II) funds were available to such party to enable it to make the relevant payment when due and (III) such payment is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility."

      "Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement.

      "Threshold Amount" means, with respect to Party A, an amount equal to two per cent. (2%) of its total shareholders' equity as specified from time to time in the most recent annual report of Deutsche Bank AG containing consolidated financial statements, prepared in accordance with accounting principles that are generally accepted for institutions of its type in the jurisdiction of its organization and certified by independent public accountants, or its equivalent in any other currency.

(d) The "Credit Event Upon Merger" provision in Section 5(b)(iv) of this Agreement, will apply to Party A and will not apply to Party B, is hereby amended to read as follows:

      (iv) Credit Event Upon Merger. A Designated Event (as defined below) occurs with respect to a party, any Credit Support Provider of such party or any applicable Specified Entity of such party (in each case, "X") and such Designated Event does not constitute a Merger Without Assumption under Section 5(a)(viii) hereof and, in the reasonable opinion of Party B, the creditworthiness of X or, if applicable, the successor, surviving or transferee entity of X, after taking into account any applicable Credit Support Document, is materially weaker than X immediately prior to the occurrence of the Designated Event, (and, in any such event, such party or its successor, surviving or transferee entity, as appropriate, will be the Affected Party). For the purposes hereof, a Designated Event with respect to X means that:

      (1) X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all of its assets (or any substantial part of the assets comprising the business conducted by X as of the date of this Agreement) to, or receives all or substantially all the assets or obligations of, another entity;

      (2) any person or entity acquires directly or indirectly the beneficial ownership of equity securities having the power to elect a majority of the board of directors (or equivalent) of X or otherwise acquires directly or indirectly the power to control the policy making decisions of X;

      (3) X effects any substantial change in its capital structure by means of the issuance, incurrence or guarantee of debt or the issuance of preferred stock or other securities convertible into, or exchangeable for, debt or preferred stock; or

      (4) X enters into any agreement providing for any of the foregoing."

(e) The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:-

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means Sterling.

(h) Additional Termination Event will apply. The events which constitute Additional Termination Events are set forth in Part 5(f), Part 5(k)(iii), Part 5(l)(iii) and Part 5(m)(v) of this Agreement.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
      Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
      (ii) and the other party does not deliver a form or document under
      Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purposes of Section 3(f) of the Agreement, neither Party A nor Party B make any representation.

Part 3. Agreement to Deliver Documents

      For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)   Tax forms, documents or certificates to be delivered are:-

      Party required to   Form/Document/      Date by which to be
      deliver document    Certificate         delivered
      None                None                None


(b)   Other documents to be delivered are:-

      Party required      Form/Document/    Date by which       Covered by to
      deliver             Certificate       to be delivered     Section 3(d)
      document                                                  Representation

      Party A and         Appropriate evidence of    On signing of    Yes
      Party B             its signatory's authority  this Agreement

      Party B             Certified copy of          On signing of    Yes
                          board resolution           this Agreement

      Party A             Legal opinion of counsel   On signing of    No
                          (in form and substance     this Agreement
                          satisfactory to Party B)

      Party B             Legal opinion of counsel   On signing of    No
                          (in form and substance     this Agreement
                          satisfactory to Party A)

      Party A             An executed original of    On signing of    No
                          the Credit Support         this Agreement
                          Document listed in
                          Part 4(f) below

Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notices or communications to Party A:-

      All notices to Party A under Sections 5 or 6 of this Agreement shall be sent to:

      Address:        Deutsche Bank AG, Head Office.

                      Taunusanlage 12
                      60262 Frankfurt
                      Germany

      Attention:      Legal Department

      Fax:            (49) 69910 36097


      All other notices to Party A shall be sent directly to the address and contact particulars specified in any Confirmation under this Agreement. If no such particulars are so specified, such notices shall be sent to:

      Deutsche Bank AG, London Branch
      Winchester House
      1 Great Winchester Street
      London EC2N 2DB
      UNITED KINGDOM

      Attn:  OTC Derivatives
      Tel: (44)(20) 7545 8000
      Fax: (44)(20) 7545 4455



      Address for notices or communications to Party B:-

      Address:        Granite Master Issuer plc
                      Fifth Floor
                      100 Wood Street
                      London
                      EC2V 7EX

      With a copy to: Northern Rock plc
                      Northern Rock House

                      Gosforth
                      Newcastle upon Tyne
                      NE3 4PL

      Attention:      Andy McClean

      Facsimile No.:  +44 (0)191 279 4929


      With a copy to the Note Trustee:-

      Address:        The Bank of New York
                      One Canada Square
                      48th Floor
                      London
                      E14 5AL

      Attention:      Corporate Trust (Global Structured Finance)

      Facsimile No.:  +44 (0)20 7964 6399

(b)   Process Agent. For the purpose of Section 13(c) of this Agreement:-

      Party A appoints as its Process Agent: None.

      Party B appoints as its Process Agent: None.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

      Party A is not a Multibranch Party and will act through its London branch.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent shall be Party A.

(f)   Credit Support Document. Details of any Credit Support Document:-

      In respect of Party A: the 1995 Credit Support Annex (Bilateral Form Transfer) between Party A and Party B dated as of the Effective Date specified in the Confirmation (the "Credit Support Annex") and an Eligible Guarantee.

      In respect of Party B: the Credit Support Annex, any mark-to-market collateral arrangement put in place pursuant to Part 5(k)(A) of this Schedule and the Issuer Deed of Charge.

(g)   Credit Support Provider.

      Credit Support Provider means, in relation to Party A, the guarantor under any Eligible Guarantee.

      Credit Support Provider means, in relation to Party B, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions

(a)   Definitions and Interpretation

      Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Programme Master Definitions Schedule and the Issuer Master Definitions Schedule (each as described in the Confirmation). Such Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with such Programme Master Definitions Schedule.

      For the purposes of this Agreement:

      "Issuer Notes" has the meaning given to such term in the Confirmation.

(b)   No Set-Off

      (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 6 or this Schedule. For the avoidance of doubt, Section 2(c) shall not be affected by this provision.

      (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(c)   Security Interest

      Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its right, title and interest under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Issuer Security Trustee (or any successor thereto) pursuant to and in accordance with the terms and conditions of the Issuer Deed of Charge and acknowledges notice of such assignment.

(d)   Disapplication of certain Events of Default

      Section 5(a)(ii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2),(5),(6),(7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

      Section 5(a)(iii) will not apply to Party B except that Section 5(a)(iii)(1) will apply in respect of Party B's obligations under Paragraph 2(b) of any Credit Support Annex or other analogous provision contained within a mark-to-market collateral arrangement which may be put in place from time to time and entered into between Party A and Party B in relation to this Master Agreement, provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur if
      (A) (I) the default or the failure to deliver or make payment of a Return Amount is a failure caused by an error or omission of an administrative or operational nature, and (II) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay or deliver.


      Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(5),(6) and (7).

      Section 5(a)(vii)(4) is deleted in its entirety and replaced with the following:


      "(4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or a petition is presented for its winding-up or liquidation or the making of an administration order against it and such proceeding or petition results in a judgment of insolvency or bankruptcy or the making of an order for its winding-up, administration or liquidation, provided that this sub-paragraph (4) shall not be applicable to Party B if the proceeding or petition is instituted or presented by Party A or any Affiliate of Party A ".

(e)   Disapplication of certain Termination Events

      The "Tax Event" and "Tax Event Upon Merger" provisions of Sections 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)   Additional Termination Events

      (A)   Party B Additional Termination Events:

      The following shall each constitute an Additional Termination Event with respect to Party B:

      (i) Note Enforcement Notice. The Note Trustee serves an Issuer Enforcement Notice on Party B in accordance with Condition 9 (Events of Default) of the Issuer Notes.

      (ii) Early Redemption. The Issuer Notes are redeemed in full in accordance with Condition 5(E) or (F) at any time prior to their Final Maturity Date.

      In the case of (i) and (ii) above, Party B shall be the sole Affected Party[, except that: in the case of (i), if the event described therein occurs on or after the Termination Date (as defined in the Confirmation), there shall be deemed to be two Affected Parties for the purposes only of Section 6(b)(iv)].(1)

      (B)   Party A Additional Termination Event:


-----------------
(1) The words in square brackets will be incorporated into the Confirmation only where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

      The following shall constitute an Additional Termination Event with respect to Party A:

      Without prejudice to any other remedies available to Party B under this Agreement or otherwise, it shall be an Additional Termination Event under this Agreement if the Additional Tax Representation in Part 5(n)(iii) proves to have been incorrect or misleading in any material respect with respect to one or more Transactions when made or repeated or deemed to have been made or repeated. The sole Affected Party shall be Party A.

      (C)   Withholding Tax Event:

            The following shall constitute an Additional Termination Event:

            Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (l) be required to make a payment from which an amount is required to be deducted or withheld for or on account of Relevant Tax or
      (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Relevant Tax (except in each case in respect of interest under Section 2(e), 6(d)(ii) or 6(e)). In respect of such Additional Termination Event, all Transactions affected by the occurrence of such Additional Termination Event will be Affected Transactions. For the purposes of the foregoing, "Relevant Tax" means any Tax imposed or assessed by or within the United Kingdom or any authority therein or thereof having power to tax, and in addition if Party A is not incorporated in the United Kingdom, any Tax imposed or assessed by or within the jurisdiction under the laws of which Party A is incorporated or any authority therein or thereof having the power to tax.

            The Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 60 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Additional Termination Event ceases to exist.

            If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 60 day period, whereupon the other party may effect a transfer to any person or entity within 70 days after the notice is given under Section 6(b)(i) so that such Additional Termination Event ceases to exist.

            Any such transfer by a party under this Part 5(f)(C) will be subject to and conditional upon the prior written consent of the other party (the "Consenting Party"), which consent will not be unreasonably withheld. Such consent will be considered "reasonably withheld" if such other party's policies in effect at such time would prevent it from entering into a novation of a transaction with the transferee on the terms proposed.

      The Consenting Party shall provide the transferring party under this
      Part 5(f)(C) any such assistance and cooperation as may reasonably be required by the transferring party to effect such a transfer.

(g)   Northern Rock plc as Party B's Agent

      Party B hereby declares that pursuant to the Issuer Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Issuer Cash Management Agreement as being those of Party B, and Party B hereby agrees to ratify and confirm the same.

(h)   Security, Enforcement and Limited Recourse

      (i) Party A confirms to Party B that it is, or will be, by the date hereof, bound by the terms of the Issuer Deed of Charge and, in particular, confirms that: (i) save as otherwise expressly set out in the Issuer Deed of Charge, no sum shall be payable by or on behalf of Party B to it except in accordance with the Issuer Priority of Payments as set out in the Issuer Deed of Charge (as the same may be amended, restated, supplemented and/or otherwise modified from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganization or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Issuer Deed of Charge.

      (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making payments to Party A in accordance with the relevant Issuer Priority of Payments and the Issuer Deed of Charge.

      (iii) If, on any payment date under a Transaction, an amount is payable by Party B to Party A and Party B does not pay such amount in full on such date (after the application of Section 2(c) to such Transaction) because of the limitation contained in Part 5(h)(i) above, then: (A) payment by Party B of the shortfall (and the corresponding payment obligation of Party A with respect to such shortfall (being the full amount Party A would otherwise owe on such date less the actual amount payable by Party A determined in accordance with Part 5(h)(iii)(C) below)) will not then fall due, [but will instead be deferred until the first Payment Date (as defined in the Confirmation) thereafter on which sufficient funds are available (subject to the limitation in Part 5(h)(i) above)](2),
            (B) failure by Party B to make the full payment under such Transaction (after the application of Section 2(c) to such Transaction) shall not constitute an Event of Default for the purpose of Section 5(a)(i), and (C) the obligation of Party A to make payment to Party B, in respect of the same Transaction, on such date, will be reduced so that Party A will be obligated to pay the Equivalent Percentage of the amount it would otherwise owe under that Transaction. "Equivalent Percentage" means the percentage obtained by dividing the amount paid by Party B by the amount it would have paid on the relevant date absent such limitation multiplied by one hundred provided that, in respect of any Transaction where the Confirmation provides that Party B makes payments on a monthly basis and Party A makes payments on a quarterly basis, the Equivalent Percentage shall be adjusted by the Calculation Agent so as to reflect all of the amounts paid by Party B during the relevant quarterly period applicable to Party A's quarterly payment.

      (iv) If an Early Termination Date results from an Event of Default or a Termination Event, any amount payable (the payment of which was deferred or not paid in the circumstances described under Part 5(h)(iii) above by Party A or by Party B, as the case may be, under this Agreement) will be deemed to be Unpaid Amounts owing to Party B or, as the case may be, owing to Party A on the Early Termination Date.

      (v) Following the calculation thereof, and in any event no later than two Local Business Days prior to any relevant Payment Date (as defined in the Confirmation), Party B agrees to notify Party A of the amount of any shortfall[, the payment of which by Party B is deferred in accordance with Part 5(h)(iii) above)](3).

(i)   Scope of Agreement

      It is hereby understood and agreed that the provisions of this Agreement shall only apply to the Transaction entered into between Party A and Party B on the Trade Date specified in the only Confirmation (other than the Credit Support Annex) that supplements, forms part of, and is subject to this Agreement (and, for the avoidance of doubt, all references in this Agreement to "Confirmation" shall be to such Confirmation or, as the context requires, the Credit Support Annex) and that no other Transaction may be entered into pursuant hereto except in accordance with sub-Parts 5(k)(i)(A), 5(k)(ii)(B), 5(l)(i)(D), 5(l)(iii), 5(m)(i)(A), 5(m)(ii)(A) or 5(m)(iv), or where the Rating Agencies have


-----------------------
(2) The words in square brackets will not be incorporated into the Confirmation where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

(3) The words in square brackets will not be incorporated into the Confirmation where the Class of the Issuer Notes referred to therein are rated on their issuance "AAA" (or equivalent) by S&P, "AAA" (or equivalent) by Fitch and "Aaa" (or equivalent) by Moody's.

confirmed in writing that the then current ratings of the Issuer Notes would not be adversely affected by such other Transaction.

(j)   Authorised Person

      For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and until all outstanding payment and delivery obligations of Party A, from time to time, under this Agreement have been satisfied in full) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000 (or any successor to it).

(k) Ratings Downgrade of Party A - Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P")

      (i)   Initial S&P Note Downgrade Event

      In the event that an Initial S&P Note Downgrade Event occurs, then Party A shall, within 30 days of the occurrence of such Initial S&P Note Downgrade Event, at its own cost, either:-

      (A) put in place an appropriate mark-to-market collateral arrangement, (which may be based on the credit support documentation published by the International Swaps and Derivatives, Inc. ("ISDA"), or otherwise, and relates to collateral in the form of cash or securities or both) in support of Party A's obligations under this Agreement on terms satisfactory to the Note Trustee (whose consent shall be given if S&P confirms that the provision of such collateral would maintain the rating of the Issuer Notes by S&P or restore the rating of the Issuer Notes by S&P to the level it would have been at immediately prior to such Initial S&P Note Downgrade Event) provided that (1) Party A shall be deemed to have satisfied the requirements of S&P if the amount of collateral agreed to be provided in the form of cash and/or securities (the "Collateral Amount") is determined on a basis which satisfies, but is no more onerous than, the criteria set out in the most recent article published by S&P on "Ratings Direct" which enables entities rated lower than a specified level to participate in structured finance transactions which, through collateralization are rated at a higher level (the "S&P Criteria"); and (2) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to maintain or restore the rating of the Issuer Notes by S&P at or to the level they would have been at immediately prior to such Initial S&P Note Downgrade Event; or

      (B) subject to Part 5(u) below, transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Issuer Notes by S&P from time to time; or

      (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1+" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Issuer Notes by S&P from time to time; or

      (D) take such other action as Party A may agree with S&P as will result in the rating of the Issuer Notes then outstanding following the taking of such action being rated no lower than the rating of the Issuer Notes immediately prior to such Initial S&P Note Downgrade Event.

      (ii)  Subsequent S&P Note Downgrade Event

      (A) Party A shall, within 10 days of the occurrence of a Subsequent S&P Note Downgrade Event, at its own cost and expense, use its best endeavours to take the action set out in sub-paragraph
            (k)(i)(B), (k)(i)(C) or (k)(i)(D) above; and

      (B) if, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to sub-paragraph
            (k)(i)(A) above following an Initial S&P Note Downgrade Event, it will continue to provide collateral notwithstanding the occurrence of a Subsequent S&P Note Downgrade Event until such time as the action in sub-paragraph (k)(ii)(A) above has been taken.

      (iii) Additional Termination Events

            Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraph (k)(i) above) or failing to post collateral under the Credit Support Annex in accordance with Moody's Criteria or the Fitch Criteria, if Party A does not take any of the measures described in sub-paragraph (k)(i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the Initial S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

            Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraph (k)(ii)(B) above) or failing to post collateral under the Credit Support Annex in accordance with Moody's Criteria or the Fitch Criteria, if, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to sub-paragraph
            (k)(i)(A) above and fails to continue to post collateral in accordance with sub-paragraph (k)(ii)(B) above pending compliance with sub-paragraph (k)(ii)(A) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Note Downgrade Event and the thirtieth day following the Initial S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, an Additional Termination Event with respect to Party A shall be deemed to have occurred if, even if Party A continues to post collateral as required by sub-paragraph (k)(ii)(B) above, Party A does not take the action described in sub-paragraph (k)(ii)(A) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

            However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (k)(iii) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transaction with Party A.

      (iv)  S&P Definitions

            For the purposes of this Part 5(k):

            an "Initial S&P Note Downgrade Event" will occur where the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "A-1+" (or its equivalent) by S&P; and

            a "Subsequent Note Downgrade Event" will occur where the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor), or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by S&P.

(l)   Ratings Downgrade of Party A - Moody's Investors Service Limited
      ("Moody's")

      (i) An "Initial Moody's Rating Event" shall occur in the event that, and for so long as, no Relevant Entity has the Moody's First Trigger Required Ratings.

      (ii) In the event that and for so long as no Relevant Entity has the Moody's Second Trigger Required Ratings (a "Subsequent Moody's Rating Event"), then Party A will, as soon as reasonably practicable, on a reasonable efforts basis, and at its own cost, either:

            (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party with the Moody's Second Trigger Required

                  Ratings provided that such transfer shall be in compliance with Part 5(u) below; or

            (B) procure another person with the Moody's Second Trigger Required Ratings to become a guarantor in respect of all the obligations of Party A under this Agreement pursuant to an Eligible Guarantee.

            For the purposes this Part 5(l) and where used elsewhere in this Agreement, the following terms shall have the meaning given below.

            "Moody's First Trigger Required Ratings" means, in respect of the relevant entity:

            (A) its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "P1" by Moody's and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated at least as high as "A2" by Moody's; or

            (B) where such entity is not the subject of a Moody's short-term rating, if its long term, unsecured and unsubordinated debt or counterparty obligations are rated "A1" or above by Moody's or such other ratings as may be agreed with Moody's from time to time.

            "Moody's Second Trigger Required Ratings" means, in respect of the relevant entity:

            (A) its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "P2" by Moody's and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated at least as high as "A3" by Moody's; or

            (B) where such entity is not the subject of a Moody's short-term rating of its long term, unsecured and unsubordinated debt or counterparty obligations are rated "A3" or above by Moody's or such other ratings as may be agreed with Moody's from time to time.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

            "Eligible Replacement" means an entity (A) with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings.

            "Firm Offer" means an offer which, when made, was capable of becoming legally binding upon acceptance.

            "Relevant Entities" means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

      (iii) Additional Termination Events and Event of Default

            (A) Without prejudice to any Event of Default resulting from a failure to post collateral under the Credit Support Annex in accordance with the Fitch Criteria (I) any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not be an Event of Default unless (A) a Subsequent Moody's Rating Event has occurred and has been continuing for at least 30 Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A and (II) if Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and either (A) no Subsequent Moody's Rating Event has occurred and is continuing or (B) less than 30 Local Business Days have elapsed since the last time no Subsequent Moody's Rating Event had occurred and was continuing, such failure shall constitute an Additional Termination Event and Party A shall be the sole Affected Party and all Transactions shall be Affected Transactions.

            (B) The following shall constitute an Additional Termination Event with Party A as Affected Party: (A) a Subsequent Moody's Rating Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time no Subsequent Moody's Rating Event had occurred and was continuing and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(u) below and/or (ii) at least one Eligible Replacement has provided a Market Quotation (which remains capable of becoming legally binding upon acceptance) and/or at least one entity with the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

(m)   Ratings Downgrade of Party A - Fitch Ratings Ltd ("Fitch")

      (i)   Initial Fitch Note Downgrade Event

            Party A will, on a reasonable efforts basis, within 30 days of the occurrence of an Initial Fitch Note Downgrade Event, at its own cost, either:-

            (A) provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement, in accordance with the provisions of the Credit Support Annex; or

            (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

            (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

            (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Initial Fitch Downgrade Event so that none of the courses of action outlined at
                  (m)(i)(A), (m)(i)(B) or (m)(i)(C) above need be pursued in respect of such Initial Fitch Downgrade Event.

      (ii)  First Subsequent Fitch Note Downgrade Event

            Party A will on a reasonable efforts basis, within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event, at its own cost, either,

            (A) within 30 days of the occurrence of a First Subsequent Fitch Note Downgrade Event provide collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when a First Subsequent Fitch Note Downgrade Event Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraph (m)(i)(A) above it will continue to provide collateral notwithstanding the occurrence of a First Subsequent Fitch Note Downgrade Event; provided further that, in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party within five Local Business Days of the date on which collateral is provided pursuant to this sub-paragraph (m)(ii)(A) and thereafter, on a periodic basis on every fifth Local Business Day whilst collateral is being provided pursuant to this sub-paragraph
                  (m)(ii)(A) (with the costs of such independent verification being borne by Party A); or

            (B) subject to Part 5(u) below, transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

            (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

            (D) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that First Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (m)(ii)(A), (m)(ii)(B) or (m)(ii)(C) above need be pursued in respect of such First Subsequent Fitch Downgrade Event.

      (iii) Second Subsequent Fitch Note Downgrade Event

            Party A will, on a reasonable efforts basis, within 30 days of the occurrence of a Second Subsequent Fitch Note Downgrade Event, at its own cost, either:

            (A) subject to Part 5(u) below, transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

            (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated at least as high as "A+" (or its equivalent) by Fitch, and whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Issuer Notes by Fitch from time to time; or

            (C) take such other action as Party A may agree with Fitch as will result in the rating of the Issuer Notes then outstanding being maintained, or obtain confirmation from Fitch that there is no adverse effect on the rating of the Issuer Notes as a result of that Second Subsequent Fitch Downgrade Event so that none of the courses of action outlined at (m)(iii)(A) or (m)(iii)(B) above need be pursued in respect of such Second Subsequent Fitch Downgrade Event.

      (iv)  Second Subsequent Fitch Note Downgrade Event - Collateral
            Requirements

            Pending compliance with any of sub-paragraphs (m)(iii)(A),
            (m)(iii)(B) or (m)(iii)(C) above, Party A will provide, at its own cost, within 10 days of such Second Subsequent Fitch Note Downgrade Event or 30 days of the occurrence of First Subsequent Fitch Note Downgrade Event, whichever is the earlier, collateral in the form of cash or securities or both, in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; provided that, if at the time when an Initial Fitch Note Downgrade Event or a First Subsequent Fitch Note Downgrade Event, as the case may be, occurs Party A has provided collateral pursuant to the Credit Support Annex pursuant to sub-paragraphs (m)(i)(A) or (m)(ii)(A) above, it will continue to provide collateral notwithstanding the occurrence of a Second Subsequent Fitch Note Downgrade Event; provided further that in either case, the mark-to-market calculations and the correct and timely provision of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A).

      (v)   Additional Termination Events

            Without prejudice to the consequences of Party A breaching any provision of this Agreement (other than sub-paragraphs (m)(i), m(ii) and m(iii) above) or failing to post collateral under the Credit Support Annex in accordance with Moody's Criteria, if Party A does not take any of the measures described in sub-paragraphs
            (m)(i), (m)(ii) or (m)(iii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such Initial Fitch Note Downgrade Event, First Subsequent Fitch Note Downgrade Event or Second Subsequent Fitch Note Downgrade Event, as the case may be, with Party A as the sole Affected Party.

            However, in the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph (m)(v) if Party B has found a replacement counterparty willing to enter a new transaction with Party B on terms that reflect as closely as reasonably possible (as the Note Trustee, on behalf of Party B, may, in its absolute discretion, determine) the economic, legal and credit terms of the Terminated Transactions with Party A.

      (vi)  Fitch Definitions

            For the purposes of this Part 5(m):

            an "Initial Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor) cease to be rated at least as high as "A+" (or its equivalent) by Fitch, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F1" (or its equivalent) by Fitch;

            a "First Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB+" (or its equivalent) by Fitch, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F2" (or its equivalent) by Fitch; and

            a "Second Subsequent Fitch Note Downgrade Event" will occur where, the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or, if relevant, any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "BBB-" (or its equivalent) by Fitch, or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any guarantor of Party A's obligations under this Agreement (or its successor), cease to be rated at least as high as "F3" (or its equivalent) by Fitch.

(n)   Additional Section 3 and Tax Deductibility Representations

      (i) Section 3 is amended by the addition at the end thereof of the following additional representation:-

            "(g) No Agency. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

      (ii) Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into) that its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

      (iii) The following representation (the "Additional Tax Representation") will apply to Party A and will not apply to Party B and will be deemed to be repeated by Party A at all times until the termination of this Agreement. In relation to each transaction, either

            (A) it is resident in the United Kingdom for United Kingdom tax purposes, or

            (B) the conditions of Paragraph 31(6) or Paragraph 31(7) of
            Schedule 26 of the Finance Act 2002 (in each case as amended or re-enacted from time to time) are satisfied with respect to the relevant Transaction.

(o)   Recording of Conversations

      Each party: (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction,
      (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel, and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(p)   Relationship between the parties

      The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

      "15.  Relationship between the parties

      Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

      (i) Non Reliance. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

      (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."


(q)   Tax

      The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

      "(d)  Deduction or Withholding for Tax

      (i)   Requirement to Withhold

            All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "Deducting Party"):-

            (A) will promptly notify the other party ("Y") of such requirement;

            (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "Gross Up Amount") (which shall be considered an Indemnifiable Tax) as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

      (ii)  Liability

            If:

            (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

            (B)   X does not so deduct or withhold; and

            (C) a liability resulting from such Tax is assessed directly against X,

            then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "Liability Amount") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

      (iii) Tax Credit, etc.

            (a) Where Party A pays an amount in accordance with Section 2(d)(i)(D) or 2(d)(ii)(C) above, Party B undertakes as follows:-

                  (1) to the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of Section 2(d)(ii)(B) the amount to be assessed ("Tax Credit"), it shall pay to Party A on the next Note Interest Payment Date after receipt of the same so much of the cash benefit (as determined in accordance with sub-paragraph (iii)(a)(2) below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not been so assessed;

                  (2) the "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in sub-paragraph (iii)(a)(1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

                  (3) it will use all best endeavours to obtain any Tax Credit as soon as is reasonably practicable, provided that it shall be the sole judge of the amount of any such Tax Credit and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received.

                  (4) Without prejudice to this Part 5(q)(iii), nothing contained in this Schedule shall interfere with the right of Party B (or any of its members) or Party A to arrange its tax and other affairs in whatever manner it thinks fit and, in particular, neither Party B (nor any of its members) nor Party A shall be under any obligation to claim relief from Tax on its corporate profits, or from any similar Tax liability or to claim relief in priority to any other claims, reliefs, credits or deductions available to it. Neither Party B (or any of its members) nor Party A shall be obliged (other than as required by law) to disclose any confidential information relating to the organisation of its affairs.


                        The definition of "Indemnifiable Tax" in Section 14 shall be deleted and the following shall be substituted therefor:

                        "Indemnifiable Tax" means any Tax."

(r)      Change of Account

      Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

      "; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a long-term unsecured and unsubordinated debt obligation rating of at least "A1" by Moody's and a short-term unsecured, unsubordinated and unguaranteed debt obligation rating of at least "P-1" by Moody's and "A-1+" by S&P."

(s)   Condition Precedent

      Section 2(a)(iii) shall be amended by the deletion of the words "or Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

(t)   Representations

      (i) Section 3(a)(v) shall be amended by the addition of the words "(with the exception of Section 11 insofar as it relates to any Stamp Tax)" after the words "this Agreement".

      (ii) Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(u)   Transfers

      (i) Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

            Without prejudice to Section 6(b)(ii) Party A may transfer all its interest and obligations in and under this Agreement to any other entity (a "Transferee"), provided that:

            (a) it has given five Local Business Days prior written notice to the Note Trustee;

            (b) the Transferee's long-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P and "F1" by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose long-term, unsecured and unsubordinated debt obligations are then rated not less than "A-1+" by S&P and "F1"by Fitch (or its equivalent by any substitute rating agency);

            (c) the Transferee is an Eligible Replacement (as defined in Part 5(l));

            (d) as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement without being required to pay a Gross Up Amount in respect of such Tax;

            (e) a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

            (f) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

            (g) (if the Transferee is domiciled in a different country from both Party A and Party B) S&P and Fitch have provided prior written notification that the then current ratings of the Issuer Notes will not be adversely affected.

            Following such transfer all references to Party A shall be deemed to be references to the Transferee.

(v)   Contracts (Rights of Third Parties) Act 1999

      A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(w) Calculations if an Early Termination Date occurs as a result of an Event of Default or Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party.

      Subject to compliance with clause 14.3(m) (Issuer Swap Agreements) of the Issuer Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party, as applicable, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
      Date) to proceed in accordance with Section 6 of this Agreement subject to the following:

      (i) For the purposes of Section 6(d)(i) of this Agreement, Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.


      (ii) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

      ""Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date,
      (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

      (ii) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

      ""Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, Provided that:

      (a) If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "Latest Settlement Amount Determination Day"), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

      (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

      (iii) For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

      (iv)  At any time on or before the Latest Settlement Amount
            Determination Day at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations.

      (v) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

      (vi) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

      "Second Method and Market Quotation". If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with
      Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under
      (1)."

(x)   Misrepresentation

      Section 5(a)(iv) (Misrepresentation) of this Agreement shall be deemed to be amended by the addition of the words "and Part 5(n)(iii) of the Schedule" after the words "Section 3(e) and (f)" in the first line thereof.


(y)   Moody's Notifications

      Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made unless Moody's has been given prior written notice of such amendment, designation or transfer.

(Bilateral Form - Transfer)(1)       (ISDA Agreements Subject to English Law)(2)



                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.

                             CREDIT SUPPORT ANNEX

                            to the Schedule to the

                             ISDA Master Agreement


                        the Effective Date specified in the Confirmation
            dated as of ..........................................


                                    between
      Deutsche Bank AG, London Branch         Granite Master Issuer plc
      ................................ and  ...........................



This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above and is part of its Schedule. For the purposes of this Agreement, including, without limitation, Sections 1(c), 2(a), 5 and 6, the credit support arrangements set out in this Annex constitute a Transaction (for which this Annex constitutes the Confirmation).



Paragraph 1. Interpretation

Capitalised terms not otherwise defined in this Annex or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 10, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 11 and the other



-----------------

(1) This document is not intended to create a charge or other security interest over the assets transferred under its terms. Persons intending to establish a collateral arrangement based on the creation of a charge or other security interest should consider using the ISDA Credit Support Deed (English law) or the ISDA Credit Support Annex (New York law), as appropriate.


(2) This Credit Support Annex has been prepared for use with ISDA Master Agreements subject to English law. Users should consult their legal advisers as to the proper use and effect of this form and the arrangements it contemplates. In particular, users should consult their legal advisers if they wish to have the Credit Support Annex made subject to a governing law other than English law or to have the Credit Support Annex subject to a different governing law than that governing the rest of the ISDA Master Agreement (e.g., English law for the Credit Support Annex and New York law for the rest of the ISDA Master Agreement).






  Copyright (C) 1995 by International Swaps and Derivatives Association, Inc.

provisions of this Annex, Paragraph 11 will prevail. For the avoidance of doubt, references to "transfer" in this Annex mean, in relation to cash, payment and, in relation to other assets, delivery.

Paragraph 2. Credit Support Obligations

(a) Delivery Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferee on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Transferor's Minimum Transfer Amount, then the Transferor will transfer to the Transferee Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 11(b)(iii)(D)). Unless otherwise specified in Paragraph 11(b), the "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the amount by which:

      (i)   the Credit Support Amount

      exceeds

      (ii) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

(b) Return Amount. Subject to Paragraphs 3 and 4, upon a demand made by the Transferor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Transferee's Minimum Transfer Amount, then the Transferee will transfer to the Transferor Equivalent Credit Support specified by the Transferor in that demand having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 11(b)(iii)(D)) and the Credit Support Balance will, upon such transfer, be reduced accordingly. Unless otherwise specified in Paragraph 11(b), the "Return Amount" applicable to the Transferee for any Valuation Date will equal the amount by which:

      (i) the Value as of that Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

      exceeds

      (ii)  the Credit Support Amount.

Paragraph 3. Transfers, Calculations and Exchanges

(a) Transfers. All transfers under this Annex of any Eligible Credit Support, Equivalent Credit Support, Interest Amount or Equivalent Distributions shall be made in accordance with the instructions of the Transferee or Transferor, as applicable, and shall be made:

      (i) in the case of cash, by transfer into one or more bank accounts specified by the recipient;



                                       2                          ISDA(R) 1995

      (ii) in the case of certificated securities which cannot or which the parties have agreed will not be delivered by book-entry, by delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, transfer tax stamps and any other documents necessary to constitute a legally valid transfer of the transferring party's legal and beneficial title to the recipient; and

      (iii) in the case of securities which the parties have agreed will be delivered by book-entry, by the giving of written instructions (including, for the avoidance of doubt, instructions given by telex, facsimile transmission or electronic messaging system) to the relevant depository institution or other entity specified by the recipient, together with a written copy of the instructions to the recipient, sufficient, if complied with, to result in a legally effective transfer of the transferring party's legal and beneficial title to the recipient.

Subject to Paragraph 4 and unless otherwise specified, if a demand for the transfer of Eligible Credit Support or Equivalent Credit Support is received by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such demand is received; if a demand is received after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such demand is received.

(b) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 2 and 4(a) will be made by the relevant Valuation Agent as of the relevant Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Paragraph 4(a), following the date of calculation).

(c)   Exchanges.

      (i) Unless otherwise specified in Paragraph 11, the Transferor may on any Local Business Day by notice inform the Transferee that it wishes to transfer to the Transferee Eligible Credit Support specified in that notice (the "New Credit Support") in exchange for certain Eligible Credit Support (the "Original Credit Support") specified in that notice comprised in the Transferor's Credit Support Balance.

      (ii) If the Transferee notifies the Transferor that it has consented to the proposed exchange, (A) the Transferor will be obliged to transfer the New Credit Support to the Transferee on the first Settlement Day following the date on which it receives notice (which may be oral telephonic notice) from the Transferee of its consent and (B) the Transferee will be obliged to transfer to the Transferor Equivalent Credit Support in respect of the Original Credit Support not later than the Settlement Day following the date on which the Transferee receives the New Credit Support, unless otherwise specified in Paragraph 11(d) (the "Exchange Date"); provided that the Transferee will only be obliged to transfer Equivalent Credit Support with a Value as of the date of transfer as close as practicable to, but in any event not more than, the Value of the New Credit Support as of that date.



                                       3                          ISDA(R) 1995

Paragraph 4. Dispute Resolution

(a) Disputed Calculations or Valuations. If a party (a "Disputing Party") reasonably disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, then:

      (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following, in the case of
      (I) above, the date that the demand is received under Paragraph 2 or, in the case of (II) above, the date of transfer;

      (2) in the case of (I) above, the appropriate party will transfer the undisputed amount to the other party not later than the close of business on the Settlement Day following the date that the demand is received under Paragraph 2;

      (3) the parties will consult with each other in an attempt to resolve the dispute; and

      (4)   if they fail to resolve the dispute by the Resolution Time, then:

            (i) in the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 11(c), the
            Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                  (A) utilising any calculations of that part of the Exposure attributable to the Transactions that the parties have agreed are not in dispute;

                  (B) calculating that part of the Exposure attributable to the Transactions in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction, then fewer than four quotations may be used for that Transaction, and if no quotations are available for a particular Transaction, then the Valuation Agent's original calculations will be used for the Transaction; and

                  (C) utilising the procedures specified in Paragraph 11(e)(ii) for calculating the Value, if disputed, of the outstanding Credit Support Balance;

      (ii) in the case of a dispute involving the Value of any transfer of Eligible Credit Support or Equivalent Credit Support, the Valuation Agent will recalculate the Value as of the date of transfer pursuant to Paragraph 11(e)(ii).

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following such notice given by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraph 3(a), make the appropriate transfer.



                                       4                          ISDA(R) 1995

(b) No Event of Default. The failure by a party to make a transfer of any amount which is the subject of a dispute to which Paragraph 4(a) applies will not constitute an Event of Default for as long as the procedures set out in this Paragraph 4 are being carried out. For the avoidance of doubt, upon completion of those procedures, Section 5(a)(i) of this Agreement will apply to any failure by a party to make a transfer required under the final sentence of Paragraph 4(a) on the relevant due date.

Paragraph 5. Transfer of Title, No Security Interest, Distributions and Interest Amount

(a) Transfer of Title. Each party agrees that all right, title and interest in and to any Eligible Credit Support, Equivalent Credit Support, Equivalent Distributions or Interest Amount which it transfers to the other party under the terms of this Annex shall vest in the recipient free and clear of any liens, claims, charges or encumbrances or any other interest of the transferring party or of any third person (other than a lien routinely imposed on all securities in a relevant clearance system).

(b) No Security Interest. Nothing in this Annex is intended to create or does create in favour of either party any mortgage, charge, lien, pledge, encumbrance or other security interest in any cash or other property transferred by one party to the other party under the terms of this Annex.

(c)   Distributions and Interest Amount.

      (i) Distributions. The Transferee will transfer to the Transferor not later than the Settlement Day following each Distributions Date cash, securities or other property of the same type, nominal value, description and amount as the relevant Distributions ("Equivalent Distributions") to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).


      (ii) Interest Amount. Unless otherwise specified in Paragraph 11(f)(iii), the Transferee will transfer to the Transferor at the times specified in Paragraph 11(f)(ii) the relevant Interest Amount to the extent that a Delivery Amount would not be created or increased by the transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed a Valuation Date for this purpose).

Paragraph 6. Default

If an Early Termination Date is designated or deemed to occur as a result of an Event of Default in relation to a party, an amount equal to the Value of the Credit Support Balance, determined as though the Early Termination Date were a Valuation Date, will be deemed to be an Unpaid Amount due to the Transferor (which may or may not be the Defaulting Party) for purposes of
Section 6(e). For the avoidance of doubt, if Market Quotation is the applicable payment measure for purposes of Section 6(e), then the Market Quotation determined under Section 6(e) in relation to the Transaction constituted by this Annex will be deemed to be zero, and, if Loss is the applicable payment measure for purposes of Section 6(e), then the Loss determined under Section 6(e) in relation to the Transaction will be limited to the Unpaid Amount representing the Value of the Credit Support Balance.



                                       5                          ISDA(R) 1995

Paragraph 7. Representation

Each party represents to the other party (which representation will be deemed to be repeated as of each date on which it transfers Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions) that it is the sole owner of or otherwise has the right to transfer all Eligible Credit Support, Equivalent Credit Support or Equivalent Distributions it transfers to the other party under this Annex, free and clear of any security interest, lien, encumbrance or other restriction (other than a lien routinely imposed on all securities in a relevant clearance system).

Paragraph 8. Expenses

Each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Annex) in connection with performing its obligations under this Annex, and neither party will be liable for any such costs and expenses incurred by the other party.

Paragraph 9. Miscellaneous

(a) Default Interest. Other than in the case of an amount which is the subject of a dispute under Paragraph 4(a), if a Transferee fails to make, when due, any transfer of Equivalent Credit Support, Equivalent Distributions or the Interest Amount, it will be obliged to pay the Transferor (to the extent permitted under applicable law) an amount equal to interest at the Default
Rate multiplied by the Value on the relevant Valuation Date of the items of property that were required to be transferred, from (and including) the date that the Equivalent Credit Support, Equivalent Distributions or Interest
Amount were required to be transferred to (but excluding) the date of transfer of the Equivalent Credit Support, Equivalent Distributions or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(c) Demands and Notices. All demands and notices given by a party under this Annex will be given as specified in Section 12 of this Agreement.

(d) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 11 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

Paragraph 10. Definitions

As used in this Annex:

"Base Currency" means the currency specified as such in Paragraph 11(a)(i).



                                       6                          ISDA(R) 1995

"Base Currency Equivalent" means, with respect to an amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount denominated in a currency other than the Base Currency (the "Other Currency"), the amount of Base Currency required to purchase such amount of the Other Currency at the spot exchange rate determined by the Valuation Agent for value on such Valuation Date.

"Credit Support Amount" means, with respect to a Transferor on a Valuation Date, (i) the Transferee's Exposure plus (ii) all Independent Amounts applicable to the Transferor, if any, minus (iii) all Independent Amounts applicable to the Transferee, if any, minus (iv) the Transferor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

"Credit Support Balance" means, with respect to a Transferor on a Valuation Date, the aggregate of all Eligible Credit Support that has been transferred to or received by the Transferee under this Annex, together with any Distributions and all proceeds of any such Eligible Credit Support or Distributions, as reduced pursuant to Paragraph 2(b), 3(c)(ii) or 6. Any Equivalent Distributions or Interest Amount (or portion of either) not transferred pursuant to Paragraph 5(c)(i) or (ii) will form part of the Credit Support Balance.

"Delivery Amount" has the meaning specified in Paragraph 2(a).

"Disputing Party" has the meaning specified in Paragraph 4.

"Distributions" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would be entitled from time to time.

"Distributions Date" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support is entitled to receive Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

"Eligible Credit Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 11(b)(ii) including, in relation to any securities, if applicable, the proceeds of any redemption in whole or in part of such securities by the relevant issuer.

"Eligible Currency" means each currency specified as such in Paragraph 11(a)(ii), if such currency is freely available.

"Equivalent Credit Support" means, in relation to any Eligible Credit Support comprised in the Credit Support Balance, Eligible Credit Support of the same type, nominal value, description and amount as that Eligible Credit Support.

"Equivalent Distributions" has the meaning specified in Paragraph 5(c)(i).

"Exchange Date" has the meaning specified in Paragraph 11(d).



                                       7                          ISDA(R) 1995

"Exposure" means, with respect to a party on a Valuation Date and subject to Paragraph 4 in the case of a dispute, the amount, if any, that would be payable to that party by the other party (expressed as a positive number) or by that party to the other party (expressed as a negative number) pursuant to
Section 6(e)(ii)(1) of this Agreement if all Transactions (other than the Transaction constituted by this Annex) were being terminated as of the relevant Valuation Time, on the basis that (i) that party is not the Affected Party and (ii) the Base Currency is the Termination Currency; provided that Market Quotations will be determined by the Valuation Agent on behalf of that party using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11
(b)(iii)(A); if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the Base Currency Equivalents of the amounts of interest determined for each relevant currency and calculated for each day in that Interest Period on the principal amount of the portion of the Credit Support Balance comprised of cash in such currency, determined by the Valuation Agent for each such day as follows:

      (x)   the amount of cash in such currency on that day; multiplied by

      (y)   the relevant Interest Rate in effect for that day; divided by

      (z)   360 (or, in the case of pounds sterling, 365).

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was transferred (or, if no Interest Amount has yet been transferred, the Local Business Day on which Eligible Credit Support or Equivalent Credit Support in the form of cash was transferred to or received by the Transferee) to (but excluding) the Local Business Day on which the current Interest Amount is transferred.

"Interest Rate" means, with respect to an Eligible Currency, the rate specified in Paragraph 11(f)(i) for that currency.

"Local Business Day", unless otherwise specified in Paragraph 1l(h), means:

      (i) in relation to a transfer of cash or other property (other than securities) under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment;

      (ii) in relation to a transfer of securities under this Annex, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;



                                       8                          ISDA(R) 1995

      (iii) in relation to a valuation under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Valuation Agent and in the place(s) agreed between the parties for this purpose; and

      (iv) in relation to any notice or other communication under this Annex, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place specified in the address for notice most recently provided by the recipient.

"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 11(b)(iii)(C); if no amount is specified, zero.

"New Credit Support" has the meaning specified in Paragraph 3(c)(i).

"Notification Time" has the meaning specified in Paragraph 11(c)(iv).

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 4; provided, however, that if a subsequent Valuation Date occurs under Paragraph 2 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 2.

"Resolution Time" has the meaning specified in Paragraph 11(c)(i).

"Return Amount" has the meaning specified in Paragraph 2(b).

"Settlement Day" means, in relation to a date, (i) with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

"Threshold" means, with respect to a party, the Base Currency Equivalent of the amount specified as such for that party in Paragraph 11(b)(iii)(B); if no amount is specified, zero.

"Transferee" means, in relation to each Valuation Date, the party in respect of which Exposure is a positive number and, in relation to a Credit Support Balance, the party which, subject to this Annex, owes such Credit Support Balance or, as the case may be, the Value of such Credit Support Balance to the other party.

"Transferor" means, in relation to a Transferee, the other party.

"Valuation Agent" has the meaning specified in Paragraph 11(c)(i).

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 11(c)(ii).



                                       9                          ISDA(R) 1995

"Valuation Percentage" means, for any item of Eligible Credit Support, the percentage specified in Paragraph 11(b)(ii).

"Valuation Time" has the meaning specified in Paragraph 11(c)(iii).

"Value" means, for any Valuation Date or other date for which Value is calculated, and subject to Paragraph 4 in the case of a dispute, with respect to:

      (i) Eligible Credit Support comprised in a Credit Support Balance that is:

            (A) an amount of cash, the Base Currency Equivalent of such amount multiplied by the applicable Valuation Percentage, if any; and

            (B) a security, the Base Currency Equivalent of the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any; and

      (ii) items that are comprised in a Credit Support Balance and are not Eligible Credit Support, zero.



                                       9                          ISDA(R) 1995

                                  CREDIT SUPPORT ANNEX


       Elections and Variables dated as of the Effective Date specified in the Confirmation
                                    Between
                        Deutsche Bank AG, London Branch
                                ("Party A") and
                           Granite Master Issuer plc
                                  ("Party B")


Paragraph 11. Elections and Variables

(a)   Base Currency and Eligible Currency.

      (i)   "Base Currency" means Pounds Sterling.

      (ii)  "Eligible Currency" means the Base Currency, Euro and US Dollars.

      It is agreed by the parties that where the Credit Support Amount is transferred in a currency other than the Base Currency, the Valuation Percentage specified in Paragraph 11(b)(ii) in respect of Fitch shall be reduced by a percentage agreed by the parties and approved by Fitch ("Additional Valuation Percentage"), or such Additional Valuation Percentage as agreed by the parties and approved by the relevant rating agency.

(b)   Credit Support Obligations.

            (i)   Delivery Amount, Return Amount and Credit Support Amount.

                  (A) "Delivery Amount" has the meaning specified in Paragraph 2(a), as amended (I) by deleting the words "upon a demand made by the Transferee on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 11(b)" and inserting in lieu thereof the following:

                        The "Delivery Amount" applicable to the Transferor for any Valuation Date will equal the greatest of:

                        (1) the amount by which (a) the Credit Support Amount (calculated according to the Fitch Criteria) for such Valuation Date exceeds (b) the Value (determined using the Fitch Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date); and

                        (2) the amount by which (a) the Credit Support Amount (calculated according to the Moody's Criteria) for such Valuation Date exceeds (b) the Value (determined using the applicable Moody's Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date)

                  Provided that, in respect of any Valuation Date, the Value of the Eligible Credit Support to be transferred under Paragraph 2(a) shall be calculated using the applicable Valuation Percentages for the rating agency whose criteria have resulted in the greatest amount under (1) and (2) above.


                  Provided further that if, in respect of any Valuation Date, the Delivery Amount is greater than zero, the Transferor will transfer to the Transferee sufficient Eligible Credit Support to ensure that, immediately following such transfer, none of the amounts calculated under (1) and (2) of this Paragraph 11(b)(i)(A) shall be greater than zero.


                  (B) "Return Amount" has the meaning as specified in Paragraph 2(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 11(b)" and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Transferee for any Valuation Date will equal the least of:

                        (1) the amount by which (a) the Value (determined using the Fitch Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation
                              Date) exceeds (b) the Credit Support Amount
                              (calculated according to the Fitch Criteria) for such Valuation Date, and

                        (2) the amount by which (a) the Value (determined using the Moody's Valuation Percentages in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor's Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation
                              Date) exceeds (b) the Credit Support Amount
                              (calculated according to the Moody's Criteria) for such Valuation Date.

                  Provided that, in respect of any Valuation Date, the Value of the Equivalent Credit Support to be transferred under Paragraph 2(b) shall be calculated using the applicable Valuation Percentages for the rating agency whose criteria have resulted in the lowest amount under (1) and (2) of this Paragraph 11(b)(i)(B).


                  Provided further that in no event shall the Transferee be required to transfer any Equivalent Credit Support under Paragraph 2(b) if, immediately following such transfer, any of the amounts calculated under (1), (2) and (3) of Paragraph 11(b)(i)(A) (Delivery Amount) would be greater than zero.

                  (C) "Credit Support Amount" means (i) if the Threshold for Party A is infinity, zero and (ii) if the Threshold for Party A is zero, the meaning specified under the relevant definition of "Ratings Criteria" in subparagraph (h)(v) below.



            (ii) Eligible Credit Support. On any date, the following items will qualify as "Eligible Credit Support":


      (A) in respect of Moody's, collateral specified in Appendix A to this Credit Support Annex; and

      (B) in respect of Fitch (provided that each such item shall have a long-term rating of at least as high as AA- by Fitch), the following collateral will qualify as Eligible Credit Support:

      ---------------------------------------------------------------------------------------------
                                                                                    Valuation
                                                                                   Percentage
      ---------------------------------------------------------------------------------------------
      (A)     cash in an Eligible Currency                                           100%
      ---------------------------------------------------------------------------------------------
      (B)     negotiable debt obligations issued after 18 July 1984           The Advance Rate, if
              by the U.S. Treasury Department having a residual                 applicable (the
              maturity on such date of less than 1 year (with local             "Advance Rate")
              and foreign currency issuer ratings of AA- or above)             under the heading
                                                                              "Notes Rating/AAA"
                                                                             in the table entitled
                                                                              "Advance Rates (%)"
                                                                               in Appendix 3 to
                                                                              Fitch's Structured
                                                                                Finance Report
                                                                                   entitled
                                                                             "Counterparty Risk in
                                                                               Structured Finance
                                                                               Transactions: Swap
                                                                               Criteria" dated 13
                                                                               September 2004 (the
                                                                                "Fitch Report" as
                                                                               modified, updated or
                                                                              replaced from time to
                                                                                       time).
      ---------------------------------------------------------------------------------------------
      (C)     negotiable debt obligations issued after 18 July 1984           The Advance Rate, if
              by the U.S. Treasury Department having a residual                     applicable.
              maturity on such date equal to or greater than 1 year
              but less than 5 years (with local and foreign currency
              issuer ratings of AA- or above)
      ---------------------------------------------------------------------------------------------
      (D)     negotiable debt obligations issued after 18 July 1984           The Advance Rate, if
              by the U.S. Treasury Department having a residual                    applicable.
              maturity on such date equal to or greater than 5 years
              but less than 10 years (with local and foreign currency
              issuer ratings of AA- or above)
      ---------------------------------------------------------------------------------------------
      (E)     negotiable debt obligations of the Federal Republic of          The Advance Rate, if
              Germany (with local and foreign currency issuer                       applicable.
              ratings of AA- or above) with a residual maturity of
              less than 10 years at the date of their transfer to the
              Secured Party.
      ---------------------------------------------------------------------------------------------


      ---------------------------------------------------------------------------------------------
      (F)     negotiable debt obligations of the Republic of                  The Advance Rate, if
              France (with local and foreign currency issuer ratings                applicable.
              of AA- or above) with a residual maturity of less than
              10 years at the date of their transfer to the Secured
              Party.
      ---------------------------------------------------------------------------------------------
      (G)     negotiable debt obligations of Belgium (with local and          The Advance Rate, if
              foreign currency issuer ratings of AA- or above) with a               applicable.
              residual maturity of less than 10 years at the date of
              their transfer to the Secured Party.
      ---------------------------------------------------------------------------------------------
      (H)     negotiable debt obligations of the United Kingdom               The Advance Rate, if
              (with local and foreign currency issuer ratings of AA-                applicable.
              or above) with a residual maturity of less than 10 years
              at the date of their transfer to the Secured Party
      ---------------------------------------------------------------------------------------------
      (I)     negotiable debt obligations of Switzerland (with local          The Advance Rate, if
              and foreign currency issuer ratings of AA-or above)                   applicable.
              with a residual maturity of less than 10 years
              at the date of their transfer to the Secured Party.
      ---------------------------------------------------------------------------------------------
      (J)     negotiable debt obligations of Italy (with local and            The Advance Rate, if
              foreign currency issuer ratings of AA- or above) with a               applicable.
              residual maturity of less than 10 years at the date
              of their transfer to the Secured Party.
      ---------------------------------------------------------------------------------------------
      (K)     negotiable debt obligations of the Netherlands (with            The Advance Rate, if
              local and foreign currency issuer ratings of AA- or                   applicable.
              above) with a residual maturity of less than 10 years
              at the date of their transfer to the Secured Party.
      ---------------------------------------------------------------------------------------------
      (L)     negotiable debt obligations of the US Government               The Advance Rate, if
              National Mortgage Association, the US Federal                         applicable.
              National Mortgage Association, the US Federal Home
              Loan Mortgage Corporation, the US Student Loans
              Marketing Association or a US Federal Home Loan
              Bank (all entities rated Aa1 or above) with a residual
              maturity on such date equal to or greater than 1 year
              but less than 3 years.
      ---------------------------------------------------------------------------------------------
      (M)     negotiable debt obligations of the US Government                The Advance Rate, if
              National Mortgage Association, the US Federal                         applicable.
              National Mortgage Association, the US Federal
              Home Loan Mortgage Corporation, the US Student
              Loans Marketing Association or a US Federal Home
              Loan Bank (all entities rated Aa1 or above) with a
              residual maturity on such date equal to or greater
              than 3 years but less than 5 years.
      ---------------------------------------------------------------------------------------------
      (N)     negotiable debt obligations of the US Government                The Advance Rate, if
              National Mortgage Association, the US Federal                         applicable.
              National Mortgage Association, the US Federal
              Home Loan Mortgage Corporation, the US Student
              Loans Marketing Association or a US Federal Home
              Loan Bank (all entities rated Aa1 or above) with a
              residual maturity on such date equal to or greater
              than 5 years but less than 7 years.
      ---------------------------------------------------------------------------------------------
      (O)     negotiable debt obligations of the US Government                The Advance Rate, if
      ---------------------------------------------------------------------------------------------


      ---------------------------------------------------------------------------------------------
              National Mortgage Association, the US Federal                         applicable.
              National Mortgage Association, the US Federal
              Home Loan Mortgage Corporation, the US Student
              Loans Marketing Association or a US Federal Home
              Loan Bank (all entities rated AA- or above) with a
              residual maturity on such date equal to or greater
              than 7 years but less than 10 years.
      ---------------------------------------------------------------------------------------------

                Where negotiable debt obligations are rated by only one of the above relevant rating agencies, the rating applied will be based on the rating of that agency.



            (iii) Thresholds.

                  (A) "Independent Amount" means, for Party A and Party B, with respect to each Transaction, zero.

                  (B) "Threshold" means with respect to Party A: Infinity, unless:

                              (a)   An Initial Moody's Rating Event has
                                    occurred and is continuing and either (i) no Relevant Entity has had the Moody's First Trigger Required Ratings since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody's First Trigger Required Ratings;

                              (b) Party A (or its Credit Support Provider, if applicable) ceases to be rated as high as "A+" or "F1" by Fitch and elects to post collateral to Party B, as set out in
                                    Part 5(m)(i)(A) of the Schedule to this
                                    Agreement;

                              (c) Party A (or its Credit Support Provider) ceases to be rated as high as "BBB+" or "F2" by Fitch and elects to post collateral to Party B, as set out in Part 5(m)(ii)(A) of the Schedule to this Agreement; or

                              (d) Party A (or its Credit Support Provider) ceases to be rated as high as "BBB-" or "F3" by Fitch and it has not otherwise complied with Part 5(m)(ii)(A) of the Schedule to this Agreement, then its Threshold shall be zero.


                        "Threshold" means, for Party B: infinity

                  (C) "Minimum Transfer Amount" means, with respect to Party A and Party B, GBP50,000.

                  (D) "Rounding". The Delivery Amount and the Return Amount will be rounded up to the nearest integral multiple of GBP10,000 and down to the nearest integral multiple of GBP10,000, subject to the maximum Return Amount being equal to the Credit Support Balance.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means, Party A in all circumstances.

      (ii) "Valuation Date" means the first Business Day of each calendar week; provided that if such day is not a Local Business Day then the Valuation Date shall be the preceding day that is a Local Business Day.

      (iii) "Valuation Time" means the close of business on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will, as far as practicable, be made at approximately the same time on such date.

      (iv) "Notification Time" means by 5.00p.m., London time, on a Local Business Day.

(d) Exchange Date. "Exchange Date" has the meaning specified in paragraph 3(c)(ii).

(e)   Dispute Resolution.

      (i) "Resolution Time" means 1.00 p.m., London time, on the Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

      (ii) "Value". For the purpose of Paragraph 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated as follows:

            (A) with respect to any Eligible Credit Support or Equivalent Credit Support comprising securities ("Securities") the Base Currency Equivalent of the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or
                  (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

            (B) with respect to any Cash, the Base Currency Equivalent of the amount thereof.

      (iii) "Alternative". The provisions of Paragraph 4 will apply.

(f)   Distribution and Interest Amount.

      (i) Interest Rate. The "Interest Rate" in respect of each Eligible Currency will be:

            Base Currency: The "Interest Rate" in relation to Cash denominated in Sterling will be, the rate SONIA (Sterling Overnight Index) for such day as calculated by the Wholesale Market Brokers Association which appears on the Telerate Page 3937.

            Other eligible Currency: The "Interest Rate" in relation to Eligible Currency denominated in Euro, for any day will be, the rate EONIA (Euro Over Night Index Average) for such day as daily established by the European Central Bank on Bridge page 247 Eonia and in relation to Eligible Currency denominated in USD, for any day will be, USD-Federal Funds H.15.

            "Transfer of Interest Amount". The transfer of the Interest Amount will be made on the first Local Business Day following the end of each calendar month and on any other Local Business Day on which Equivalent Credit Support is transferred to the Transferor pursuant to Paragraph 2(b), provided that Party B shall only be obliged to transfer any Interest Amount to Party A to the extent that it has received such amount.


            "Alternative to Interest Amount". The provisions of Paragraph 5(c)(ii) will apply.


      (ii) "Distributions" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

      (iii) "Distributions Date" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(g)   Addresses for Transfers.

      Party A:   Deutsche Bank AG, London Branch,
                 Winchester House
                 1 Great Winchester Street
                 London.
                 EC2N 2DB
                 United Kingdom


      Party B:   Details to be obtained from: To be advised by Party B

      Collateral calls / queries should be addressed to:

      To be advised by Party B


(h)   Other Provisions.


      (i)   Transfer Timing

      1) The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

            "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support (whether by the Transferor pursuant to Paragraph 2(a) or by the Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

      2) The definition of Settlement Day shall be deleted and replaced with the following:

            "Settlement Day" means the next Local Business Day after the Demand Date

      3)    For the purposes of this Paragraph 11(h)(i):

            "Demand Date" means, with respect to a transfer by a party.

            (i) in the case of a transfer pursuant to Paragraph 2, Paragraph 3 or Paragraph 4(a)(2), the relevant Valuation Date. For the avoidance of doubt, for the purposes of Paragraph 2 and Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of Eligible Credit Support; and

            (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to the proposed exchange.

            for the avoidance of doubt, on each Demand Date the Transferor shall deliver to the Transferee and the Trustee a statement showing the amount of Eligible Credit Support to be delivered.

      (ii)  Costs of Transfer on Exchange

            Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs in connection with performing both its and the Transferee's obligations under this Annex, which are in relation to the transfer of Eligible Credit Support or Equivalent Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

      (iii) Cumulative Rights

            The rights, powers and remedies of the Transferee under this Annex shall be in addition to all rights, powers and remedies given to the Transferee by this Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Transferee in the Credit Support Balance created pursuant to this Annex.

      (iv)  Single Transferor and Single Transferee

            Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10),
            (a) the term "Transferee" as used in this Annex means only Party B, (b) the term "Transferor" as used in this Annex means only Party A, (c) only Party A will be required to make Transfers of Eligible Credit Support hereunder and, for the avoidance of Party B shall have no obligation to make transfer of any Delivery Amounts to Party A pursuant to the terms of this Annex; and (d) in the calculation of any Credit Support Amount, where the Transferee's Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

      (v)   Exposure

            "Exposure" has the meaning specified in Paragraph 10, except that
            (1) after the word "Agreement" the words "(assuming, for this purpose only, that Part 5(a)(i) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure, the words "with terms substantially the same as those of this Agreement" shall be added.


      (vi)  Early Termination

      The heading for Paragraph 6 shall be deleted and replaced with "Early Termination" and the following shall be added after the word "Default" in the first line of Paragraph 6, "in relation to all Transactions or a Termination Event in relation to all Transactions".




      (v)   Ratings Criteria


            "Ratings Criteria" means the Moody's Criteria and the Fitch Criteria (each as defined below), in each case which criteria is used for the purpose of determining the amount of Eligible Credit Support Party A is required to transfer to Party B where Party A has opted to transfer Eligible Credit Support in support of its obligations under this Agreement in accordance with Part 5(l), or
            (m) of the Schedule to this Agreement.


      Where the Moody's Criteria applies, the Credit Support Amount shall be:

            (A) If (I) an Initial Moody's Rating Event has occurred and is continuing and either (i) no Relevant Entity has had the Moody's First Trigger Required Ratings since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody's First Trigger Required Ratings and (II) (i) no Subsequent Moody's Rating Event has occurred and is continuing or (ii) less than 30 Local Business Day's have elapsed since the last time that no Subsequent Moody's Rating Event had occurred and was continuing, an amount equal to the Moody's First Trigger Credit Support Amount;

            (B) If a Subsequent Moody's Rating Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time that no Subsequent Moody's Rating Event had occurred and was continuing, an amount equal to the Moody's Second Trigger Credit Support Amount; and

            (C)   If Party A's Threshold is infinity, zero.

                        "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, an amount equal to the greater of (a) zero and (b) the sum of the Transferee's aggregate Exposure for all Transactions and the aggregate of Moody's First Trigger Additional Collateralised Amounts for all Transactions.

                        "Moody's First Trigger Additional Collateralised Amount" with respect to any Transaction means an amount equal to the product of the applicable percentage set forth in Appendix B and the Notional Amount for such Transaction.

                        "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates (c) the sum of the Transferee's aggregate Exposure and the aggregate of Moody's Second Trigger Additional Collateralised Amounts for all Transactions.

                        "Moody's Second Trigger Additional Collateralised Amount" with respect to any Transaction shall mean the product of the applicable percentage set forth in Appendix C and the Notional

                        Amount for such Transaction for the Calculation Period which includes such Valuation Date.

                        "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

                        "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

                        "Notional Amount" means, in the case of a single currency swap, the Notional Amount (as defined in the relevant Confirmation) and, in the case of a cross currency swap, the Party A Currency Amount (as defined in the relevant Confirmation).

                        "Transaction-Specific Hedge" means any Transaction that is (1) an interest rate cap, (2) an interest rate floor or interest rate swaption, or (3) a swap in respect of which (x) the notional amount is "balance guaranteed" or (y) the notional amount for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            Fitch Criteria

            "Fitch Criteria" means the criteria published by Fitch on 13 September 2004 entitled "Counterparty Risk in Structured Finance
            Transactions: Swap Criteria"

            "Credit Support Amount" shall mean at any time for the purposes of the Fitch Criteria with respect to a Transferor on a Valuation Date the result of the following formula:

                max [MV plus VC x 105 per cent multiplied by N; 0]

            where:

            "max" means maximum;

            "MV" means the Transferee's Exposure;

            "VC" means the applicable volatility cushion at that time determined by reference to the table headed "Volatility Cushion (%)" appearing at the end of Appendix 2 to the Fitch Criteria (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate in relation to the mortgages beneficially owned by Party B), if applicable; and

            "N" means the Transaction Notional Amount at that time.


            "Remaining Average Life" means the remaining average life of a swap as a number of years (expressed to two decimal places), and is based on an amortization schedule that is calculated using expected prepayment rates and which does not take into account any potential cancellation option exercise or early terminations of such swap.

      (vi)  Calculations.

            Paragraph 3(b) of this Annex shall be amended by inserting the words "and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request" after the word "calculations" in the third line thereof.

      (vii) Independent Party.

            If Party A is at any time rated below A3 or Prime-1 by Moody's, Party A shall (i) on a weekly basis (on the same date that the Valuation Agent makes its Calculation), obtain a Calculation from a party which is independent to Party A's trading desk (or the equivalent) (for example the middle office or market risk department of Party A, Party A's auditors or a consulting firm in derivative products appointed by Party A) to validate the calculation of any Calculation by Party A's trading desk (or the equivalent); and (ii) upon the written request of Moody's, on a monthly basis, use it's best efforts to seek two quotations from Reference Market-makers; provided that if 2 Reference Market-makers are not available to provide a quotation, then fewer than 2 Reference Market-makers may be used for such purpose, and if no Reference Market-makers are available, the Trustee will determine an alternative source, for the purpose of Calculations. Where more than one quotation is obtained, the quotation representing the greatest amount of Exposure shall be used by the Valuation Agent."

      (viii) Implementation of Credit Support Annex.

            Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, Party A's obligation to transfer Eligible Credit Support pursuant to the terms of this Credit Support Annex will be subject to the provisions of Part 5(l) and 5(m) of the Schedule to this Agreement.


      (ix)  Definitions.

            As used in this Annex, the following terms shall mean:

            "Fitch" means Fitch Ratings Ltd and includes any successors thereto;

            "Moody's" means Moody's Investors Service Limited and includes any successors thereto; and

                                  APPENDIX A


                            Valuation Percentages
               Where Rated Liabilities are STERLING Denominated

----------------------------------------------------------------------------------------------------------------------

                            If the Moody's First Trigger                                If the Moody's Second Trigger
                            Credit Support Amount applies                               Credit Support Amount applies
----------------------------------------------------------------------------------------------------------------------
INSTRUMENT                                 Weekly                                                    Weekly
----------------------------------------------------------------------------------------------------------------------
Sterling Cash                               100%                                                      100%
----------------------------------------------------------------------------------------------------------------------
EURO Cash                                    98%                                                       96%
----------------------------------------------------------------------------------------------------------------------
U.S. Dollar Cash                             97%                                                       94%
----------------------------------------------------------------------------------------------------------------------
Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with Remaining
Maturity
----------------------------------------------------------------------------------------------------------------------
< 1 Year                                     97%                                                       94%
----------------------------------------------------------------------------------------------------------------------
1 to 2 years                                 97%                                                       93%
----------------------------------------------------------------------------------------------------------------------
2 to 3 years                                 97%                                                       92%
----------------------------------------------------------------------------------------------------------------------
3 to 5 years                                 97%                                                       91%
----------------------------------------------------------------------------------------------------------------------
5 to 7 years                                 97%                                                       89%
----------------------------------------------------------------------------------------------------------------------
7 to 10 years                                97%                                                       88%
----------------------------------------------------------------------------------------------------------------------
10 to 20 years                               97%                                                       84%
----------------------------------------------------------------------------------------------------------------------
>20 years                                    97%                                                       82%
----------------------------------------------------------------------------------------------------------------------
Floating-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
----------------------------------------------------------------------------------------------------------------------
All Maturities                               97%                                                       93%
----------------------------------------------------------------------------------------------------------------------
Fixed -Rate U.S. Agency Debentures with Remaining Maturity
----------------------------------------------------------------------------------------------------------------------
< 1 Year                                     97%                                                       93%
----------------------------------------------------------------------------------------------------------------------
1 to 2 years                                 97%                                                       92%
----------------------------------------------------------------------------------------------------------------------
2 to 3 years                                 97%                                                       91%
----------------------------------------------------------------------------------------------------------------------
3 to 5 years                                 97%                                                       90%
----------------------------------------------------------------------------------------------------------------------
5 to 7 years                                 97%                                                       88%
----------------------------------------------------------------------------------------------------------------------
7 to 10 years                                97%                                                       87%
----------------------------------------------------------------------------------------------------------------------
10 to 20 years                               97%                                                       83%
----------------------------------------------------------------------------------------------------------------------
>20 years                                    97%                                                       81%
----------------------------------------------------------------------------------------------------------------------
Floating-Rate U.S. Agency Debentures
----------------------------------------------------------------------------------------------------------------------
All Maturities                               97%                                                       92%
----------------------------------------------------------------------------------------------------------------------
Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
----------------------------------------------------------------------------------------------------------------------
< 1 Year                                     98%                                                       96%
----------------------------------------------------------------------------------------------------------------------
1 to 2 years                                 98%                                                       95%
----------------------------------------------------------------------------------------------------------------------
2 to 3 years                                 98%                                                       94%
----------------------------------------------------------------------------------------------------------------------
3 to 5 years                                 98%                                                       92%
----------------------------------------------------------------------------------------------------------------------
5 to 7 years                                 98%                                                       90%
----------------------------------------------------------------------------------------------------------------------
7 to 10 years                                98%                                                       89%
----------------------------------------------------------------------------------------------------------------------
10 to 20 years                               98%                                                       84%
----------------------------------------------------------------------------------------------------------------------
>20 years                                    98%                                                       83%
----------------------------------------------------------------------------------------------------------------------
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
----------------------------------------------------------------------------------------------------------------------
All Maturities                               98%                                                       95%
----------------------------------------------------------------------------------------------------------------------
Fixed-Rate United Kingdom Gilts with Remaining Maturity
----------------------------------------------------------------------------------------------------------------------
< 1 Year                                    100%                                                       99%
----------------------------------------------------------------------------------------------------------------------
1 to 2 years                                100%                                                       98%
----------------------------------------------------------------------------------------------------------------------
2 to 3 years                                100%                                                       97%
----------------------------------------------------------------------------------------------------------------------
3 to 5 years                                100%                                                       96%
----------------------------------------------------------------------------------------------------------------------
5 to 7 years                                100%                                                       95%
----------------------------------------------------------------------------------------------------------------------
7 to 10 years                               100%                                                       94%
----------------------------------------------------------------------------------------------------------------------
10 to 20 years                              100%                                                       89%
----------------------------------------------------------------------------------------------------------------------
>20 years                                   100%                                                       87%
----------------------------------------------------------------------------------------------------------------------
Floating-Rate United Kingdom Gilts
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------

                            If the Moody's First Trigger                                If the Moody's Second Trigger
                            Credit Support Amount applies                               Credit Support Amount applies
----------------------------------------------------------------------------------------------------------------------
All Maturities                              100%                                                       99%
----------------------------------------------------------------------------------------------------------------------
All other instruments                    0% or such                                             0% or such other
                                            other                                                 percentage in
                                        percentage in                                           respect of which
                                         respect of                                                Moody's has
                                        which Moody's                                              provided a
                                       has provided a                                            written ratings
                                       written ratings                                             affirmation
                                        affirmation
----------------------------------------------------------------------------------------------------------------------

                                  APPENDIX B

------------------------------------------------------------------------------
          Remaining
    Weighted Average Life
      of Hedge in Years
------------------------------------------------------------------------------
1 or less                                                  2.20%
------------------------------------------------------------------------------
More than 1 but not more than 2                            2.40%
------------------------------------------------------------------------------
More than 2 but not more than 3                            2.60%
------------------------------------------------------------------------------
More than 3 but not more than 4                            2.80%
------------------------------------------------------------------------------
More than 4 but not more than 5                            2.90%
------------------------------------------------------------------------------
More than 5 but not more than 6                            3.10%
------------------------------------------------------------------------------
More than 6 but not more than 7                            3.30%
------------------------------------------------------------------------------
More than 7 but not more than 8                            3.40%
------------------------------------------------------------------------------
More than 8 but not more than 9                            3.60%
------------------------------------------------------------------------------
More than 9 but not more than                              3.80%
10
------------------------------------------------------------------------------
More than 10 but not more than                             3.90%
11
------------------------------------------------------------------------------
More than 11 but not more than                             4.00%
12
------------------------------------------------------------------------------
More than 12 but not more than                             4.10%
13
------------------------------------------------------------------------------
More than 13 but not more than                             4.30%
14
------------------------------------------------------------------------------
More than 14 but not more than                             4.40%
15
------------------------------------------------------------------------------
More than 15 but not more than                             4.50%
16
------------------------------------------------------------------------------
More than 16 but not more than                             4.60%
17
------------------------------------------------------------------------------
More than 17 but not more than                             4.80%
18
------------------------------------------------------------------------------
More than 18 but not more than                             4.90%
19
------------------------------------------------------------------------------
More than 19 but not more than                             5.00%
20
------------------------------------------------------------------------------
More than 20 but not more than                             5.00%
21
------------------------------------------------------------------------------
More than 21 but not more than                             5.00%
22
------------------------------------------------------------------------------
More than 22 but not more than                             5.00%
23
------------------------------------------------------------------------------
More than 23 but not more than                            25.00%
24
------------------------------------------------------------------------------
More than 24 but not more than                             5.00%
25
------------------------------------------------------------------------------
More than 25 but not more than                             5.00%
26
------------------------------------------------------------------------------
More than 26 but not more than                             5.00%
27
------------------------------------------------------------------------------
More than 27 but not more than                             5.00%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
28
------------------------------------------------------------------------------
More than 28 but not more than                                    5.00%
29
------------------------------------------------------------------------------
More than 29                                                      5.00%
------------------------------------------------------------------------------

                                  APPENDIX C


--------------------------------------------------------------------------------

      Remaining               Transaction-Specific      Non-Transaction-Specific
Weighted Average Life                Hedges                    Hedges
  of Hedge in Years

--------------------------------------------------------------------------------
1 or less                            7.40%                     7.25%
--------------------------------------------------------------------------------
More than 1 but not more             7.80%                     7.50%
than 2
--------------------------------------------------------------------------------
More than 2 but not more             8.20%                     7.70%
than 3
--------------------------------------------------------------------------------
More than 3 but not more             8.50%                     8.00%
than 4
--------------------------------------------------------------------------------
More than 4 but not more             8.90%                     8.20%
than 5
--------------------------------------------------------------------------------
More than 5 but not more             9.20%                     8.40%
than 6
--------------------------------------------------------------------------------
More than 6 but not more             9.60%                     8.60%
than 7
--------------------------------------------------------------------------------
More than 7 but not more             9.90%                     8.80%
than 8
--------------------------------------------------------------------------------
More than 8 but not more            10.20%                     9.00%
than 9
--------------------------------------------------------------------------------
More than 9 but not more            10.50%                     9.20%
than 10
--------------------------------------------------------------------------------
More than 10 but not more           10.70%                     9.30%
than 11
--------------------------------------------------------------------------------
More than 11 but not more           11.00%                     9.50%
than 12
--------------------------------------------------------------------------------
More than 12 but not more           11.30%                     9.70%
than 13
--------------------------------------------------------------------------------
More than 13 but not more           11.50%                     9.80%
than 14
--------------------------------------------------------------------------------
More than 14 but not more           11.80%                    10.00%
than 15
--------------------------------------------------------------------------------
More than 15 but not more           12.00%                    10.00%
than 16
--------------------------------------------------------------------------------
More than 16 but not more           12.00%                    10.00%
than 17
--------------------------------------------------------------------------------
More than 17 but not more           12.00%                    10.00%
than 18
--------------------------------------------------------------------------------
More than 18 but not more           12.00%                    10.00%
than 19
--------------------------------------------------------------------------------
More than 19 but not more           12.00%                    10.00%
than 20
--------------------------------------------------------------------------------
More than 20 but not more           12.00%                    10.00%
than 21
--------------------------------------------------------------------------------
More than 21 but not more           12.00%                    10.00%
than 22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
More than 22 but not more           12.00%                    10.00%
than 23
--------------------------------------------------------------------------------
More than 23 but not more           12.00%                    10.00%
than 24
--------------------------------------------------------------------------------
More than 24 but not more           12.00%                    10.00%
than 25
--------------------------------------------------------------------------------
More than 25 but not more           12.00%                    10.00%
than 26
--------------------------------------------------------------------------------
More than 26 but not more           12.00%                    10.00%
than 27
--------------------------------------------------------------------------------
More than 27 but not more           12.00%                    10.00%
than 28
--------------------------------------------------------------------------------
More than 28 but not more           12.00%                    10.00%
than 29
--------------------------------------------------------------------------------
More than 29                        12.00%                    10.00%
--------------------------------------------------------------------------------

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                     Cross-Currency Confirmation for Series 2007-2 (Class 1A1)
                                                             Execution Version



From:         Deutsche Bank AG, London Branch
              Winchester House
              1 Great Winchester Street
              London EC2N 2DB

Attention:    OTC Derivative Operations Division

To:           Granite Master Issuer plc
              Fifth Floor
              100 Wood Street
              London
              EC2V 7EX

Attention:    Securitisation Team, Risk Operations

Summit Ref:   1897570M
              --------



                                                                   23 May 2007


Dear Sirs,

Re: Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to


                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK)
LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 1,060,000,000 Series 2007-2 Class 1A1 Notes due April 2032.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


Party A:                                          Deutsche Bank AG, London Branch

Party B:                                          Granite Master Issuer plc.

Trade Date:                                       16 May 2007.

Effective Date:                                   23 May 2007.

Termination Date:                                 The Floating Rate Payer I Payment Date
                                                  falling in April 2032.

Exchange Rate:                                    GBP 1.00: USD 1.9857.


A. Floating Payments

Floating Amounts I:

       Floating Rate Payer I:                     Party A.

       Floating Rate Payer I                      On any Floating Rate Payer I Payment Date,
       Currency Amount:                           USD 1,060,000,000 less the aggregate of the
                                                  Floating Rate Payer I Interim Exchange
                                                  Amounts paid prior to such date.

       Floating Rate Payer I                      Each Note Payment Date (as defined


                                               2


       Payment Dates:                             in the Conditions).

       Floating Rate Payer I                      LIBOR (as defined in the Conditions).
       Floating Rate Option:

       Floating Rate Payer I                      1 month; except in respect of the initial
       Designated Maturity:                       Calculation Period for which Linear
                                                  Interpolation is applicable and in respect of
                                                  which the Linear Interpolation shall be
                                                  applied by reference to the 2 week and 1
                                                  month rates.

       Floating Rate Payer I Spread:              0.03 per cent. per annum for the Calculation
                                                  Periods up to and including the Calculation
                                                  Period ending on, but excluding, the Payment
                                                  Date falling in April 2012; and thereafter
                                                  0.06 per cent. per annum.

       Floating Rate Payer I                      Actual/360.
       Floating Rate Day Count Fraction:

       Floating Rate Payer I                      The first day of each Calculation Period.
       Reset Dates:

Floating Amounts II:

       Floating Rate Payer II:                    Party B.

       Floating Rate Payer II                     On any Floating Rate Payer II Payment Date,
       Currency Amount:                           GBP 533,816,790 less the aggregate of the
                                                  Floating Rate Payer II Interim Exchange
                                                  Amounts paid prior to such date.

       Floating Rate Payer II                     The 17th day of each calendar month in each
       Payment Dates:                             year during the Term from, and including,
                                                  June 2007 to, but excluding, the Termination
                                                  Date, subject to adjustment in accordance
                                                  with the Following Business Day Convention
                                                  and the Termination Date.

       Floating Rate Payer II                     GBP-LIBOR-BBA.
       Floating Rate Option:

       Floating Rate Payer II                     3 months; except in respect of the initial
       Designated Maturity:                       Calculation Period for which Linear
                                                  Interpolation is applicable and in respect of
                                                  which the Linear Interpolation shall be
                                                  applied by


                                               3


                                                  reference to the 1 month and 2 month rates;
                                                  or 1 month, following the occurrence of a
                                                  Pass-Through Trigger Event or Step-Up Date.

       Floating Rate Payer II Spread:             -0.0027 per cent. per annum for the
                                                  Calculation Periods up to and including the
                                                  Calculation Period ending on, but excluding,
                                                  the Payment Date falling in April 2012; and
                                                  thereafter 0.1446 per cent. per annum.

       Floating Rate Payer II                     Actual/365 (Fixed).
       Floating Rate Day Count Fraction:

       Floating Rate Payer II                     The first day of each Calculation Period;
       Reset Dates:                               provided however, that in respect of every
                                                  Floating Rate Payer II Calculation Period
                                                  (other than the first Calculation Period and
                                                  any Calculation Period following the
                                                  occurrence of a Pass-Through Trigger Event or
                                                  Step-Up Date) that does not start on a
                                                  Quarterly Reset Date, the Floating Rate in
                                                  effect for such Calculation Period shall be
                                                  the Floating Rate for the immediately
                                                  preceding Floating Rate Payer II Calculation
                                                  Period.

Quarterly Reset Date:                             Each Note Payment Date (as defined in the
                                                  Conditions) scheduled to fall in January,
                                                  April, July and October starting in July
                                                  2007.

Calculation Agent:                                Party A.

Business Days:                                    London and New York.


B.    Initial Exchange:

Initial Exchange Date:                            Effective Date.

Party A Initial Exchange Amount:                  GBP 533,816,790.

Party B Initial Exchange Amount:                  USD 1,060,000,000.


C.    Interim Exchange:


                                               4


Interim Exchange Dates:                           Each Note Payment Date (as defined in the
                                                  Conditions) on which a USD Amortisation
                                                  Amount is payable.

Floating Rate Payer I                             In respect of an Interim Exchange Date, the
Interim Exchange Amount:                          amount in USD (if any) equal to the principal
                                                  amount of the Issuer Notes required to be so
                                                  repaid, prepaid or otherwise redeemed
                                                  (howsoever described) in accordance with the
                                                  Conditions and as determined by the Cash
                                                  Manager pursuant to the Issuer Cash
                                                  Management Agreement; and notified to the
                                                  Calculation Agent by the Issuer Cash Manager
                                                  pursuant to the Issuer Cash Management
                                                  Agreement (the "USD Amortisation Amount").

Floating Rate Payer II                            In respect of any Interim Exchange Date, an
Interim Exchange Amount:                          amount in GBP equal to the Floating Rate
                                                  Payer I Interim Exchange Amount converted
                                                  into GBP at the Exchange Rate.


D.    Final Exchange:

Final Exchange Date:                              The Termination Date.

Floating Rate Payer I                             A USD amount equal to the Floating Rate Payer
Final Exchange Amount:                            II Final Exchange Amount converted into USD
                                                  at the Exchange Rate.

Floating Rate Payer II                            The Floating Rate Payer II Currency Amount.
Final Exchange Amount:


E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                      Deutsche Bank Trust Co.,
                                                  New York
                                                  ABA 021 001 033
                                                  Account Number: 04-411-739
                                                  Swift Code: BKTRUS33

Account for Payments in GBP:                      Deutsche Bank AG, London
                                                  Account Number: Direct Chaps
                                                  40-50-81


                                               5


                                                  Swift Code: DEUTGB2L

Payments to Floating Rate Payer II:

Account for Payments in USD:                      Citibank, N.A., New York
                                                  SWIFT:       CITIUS33
                                                  A/C Citibank, N.A., London
                                                  A/C No. 10990765
                                                  SWIFT:       CITIGB2L
                                                  for further credit to account: 10860263
                                                  Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:                      Citibank, N.A., London
                                                  A/C No. 10860255
                                                  Sort Code 18-50-08
                                                  Ref: GATS/Granite Master Issuer plc.


F.    Notice Details:

Floating Rate Payer I:                            Deutsche Bank AG, London Branch

       Address:                                   Deutsche Bank AG, Head Office.
                                                  Taunusanlage 12
                                                  60262 Frankfurt, Germany

                                                  Copied to:
                                                  Deutsche Bank AG, London Branch
                                                  Winchester House
                                                  1 Great Winchester Street
                                                  London EC2N 2DB

                                                  OTC Derivative Operations Division
                                                  44 207 545 4888

       Facsimile Number:                          +44 20 754 54226

       Attention:                                 Legal Department

Floating Rate Payer II:                           Granite Master Issuer plc

       Address:                                   Fifth Floor
                                                  100 Wood Street
                                                  London
                                                  EC2V 7EX

With a copy to:                                   Northern Rock plc
                                                  Northern Rock House
                                                  Gosforth
                                                  Newcastle upon Tyne
                                                  NE3 4PL


                                               6



       Facsimile Number:                          +44 (0)191 279 4929

       Attention:                                 Andy McLean / Claire Blackett

With a copy to the                                The Bank of New York
Issuer Security Trustee:

       Address:                                   One Canada Square
                                                  48th Floor
                                                  London
                                                  E14 5AL

       Facsimile Number:                          +44 (0)20 7964 6399

G.    Offices:                                    The Office of Party A is London.


H.    Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1.    It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

2. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                     Cross-Currency Confirmation for Series 2007-2 (Class 2A1)
                                                             Execution Version


From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897545M

                                                                   23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen &



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com

Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 1,025,000,000 Series 2007-2 Class 2A1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:

Deutsche Bank AG, London Branch

Party B:

Granite Master Issuer plc.

Trade Date:

16 May 2007.

Effective Date:

23 May 2007.

Termination Date:

The Floating Rate Payer I Payment Date falling in December 2054.

Exchange Rate:

GBP 1.00: USD 1.9857.


A.    Floating Payments

Floating Amounts I:

      Floating Rate Payer I:

      Party A.

      Floating Rate Payer I Currency Amount:

      On any Floating Rate Payer I Payment Date, USD 1,025,000,000 less the aggregate of the Floating Rate Payer I Interim Exchange Amounts paid prior to such date.

      Floating Rate Payer I Payment Dates:

      Each Note Payment Date (as defined in the Conditions).

      Floating Rate Payer I Floating Rate Option:

      LIBOR (as defined in the Conditions).

      Floating Rate Payer I Designated Maturity:

      3 months; except in respect of the initial Calculation Period for which Linear Interpolation is applicable and in respect of which the Linear Interpolation shall be applied by reference to the 1 month and 2 month rates; or 1 month, in the event that the frequency of the Floating Rate Payer I Payment Dates alter to monthly due to the occurrence of a Pass-Through Trigger Event or Step-Up Date.

      Floating Rate Payer I Spread:

      0.04 per cent. per annum for the Calculation Periods up to and including the Calculation Period ending on, but excluding, the Payment Date falling in April 2012; and thereafter 0.08 per cent. per annum.

      Floating Rate Payer I Floating Rate Day Count Fraction:

      Actual/360.

      Floating Rate Payer I Reset Dates:

      The first day of each Calculation Period.

Floating Amounts II:

      Floating Rate Payer II:

      Party B.

      Floating Rate Payer II Currency Amount:

      On any Floating Rate Payer II Payment Date, GBP 516,190,764 less the aggregate of the Floating Rate Payer II Interim Exchange Amounts paid prior to such date.

      Floating Rate Payer II Payment Dates:

      The 17th day of each calendar month in each year during the Term from, and including, June 2007 to, but excluding, the Termination Date, subject to adjustment in accordance with the Following Business Day Convention and the Termination Date.

      Floating Rate Payer II Floating Rate Option:

      GBP-LIBOR-BBA.

      Floating Rate Payer II Designated Maturity:

      3 months; except in respect of the initial Calculation Period for which

      Linear Interpolation is applicable and in respect of which the Linear Interpolation shall be applied by reference to the 1 month and 2 month rates; or 1 month, following the occurrence of a Pass-Through Trigger Event or Step-Up Date.

      Floating Rate Payer II Spread:

      0.0254 per cent. per annum for the Calculation Periods up to and including the Calculation Period ending on, but excluding, the Payment Date falling in April 2012; and thereafter 0.2008 per cent. per annum.

      Floating Rate Payer II Floating Rate Day Count Fraction:

      Actual/365 (Fixed).

      Floating Rate Payer II Reset Dates:

      The first day of each Calculation Period; provided however, that in respect of every Floating Rate Payer II Calculation Period (other than the first Calculation Period and any Calculation Period following the occurrence of a Pass-Through Trigger Event or Step-Up Date) that does not start on a Note Payment Date (as defined in the Issuer Notes), the Floating Rate in effect for such Calculation Period shall be the Floating Rate for the immediately preceding Floating Rate Payer II Calculation Period.

Calculation Agent:

Party A.

Business Days:

London and New York.

B. Initial Exchange:

Initial Exchange Date:

Effective Date.

Party A Initial Exchange Amount:

GBP 516,190,764.

Party B Initial Exchange Amount:

USD 1,025,000,000.

C. Interim Exchange:

Interim Exchange Dates:

Each Note Payment Date (as defined in the Conditions) on which a USD

Amortisation Amount is payable.

Floating Rate Payer I
Interim Exchange Amount:

In respect of an Interim Exchange Date, the amount in USD (if any) equal to the principal amount of the Issuer Notes required to be so repaid, prepaid or otherwise redeemed (howsoever described) in accordance with the Conditions and as determined by the Cash Manager pursuant to the Issuer Cash Management Agreement; and notified to the Calculation Agent by the Issuer Cash Manager pursuant to the Issuer Cash Management Agreement (the "USD Amortisation Amount").

Floating Rate Payer II
Interim Exchange Amount:

In respect of any Interim Exchange Date, an amount in GBP equal to the Floating Rate Payer I Interim Exchange Amount converted into GBP at the Exchange Rate.

D.    Final Exchange:

Final Exchange Date:

The Termination Date.

Floating Rate Payer I
Final Exchange Amount:

A USD amount equal to the Floating Rate Payer II Final Exchange Amount converted into USD at the Exchange Rate.

Floating Rate Payer II
Final Exchange Amount:

The Floating Rate Payer II Currency Amount.


E.    Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:

Deutsche Bank Trust Co.,
New York
ABA 021 001 033
Account Number:  04-411-739
Swift Code:  BKTRUS33

Account for Payments in GBP:

Deutsche Bank AG, London
Account Number: Direct Chaps
40-50-81
Swift Code:  DEUTGB2L

Payments to Floating Rate Payer II:

Account for Payments in USD:

Citibank, N.A., New York
SWIFT:      CITIUS33
A/C Citibank, N.A., London
A/C No. 10990765
SWIFT:      CITIGB2L
for further credit to account: 10860263
Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:

Citibank, N.A., London
A/C No. 10860255
Sort Code 18-50-08
Ref: GATS/Granite Master Issuer plc.

F. Notice Details:

Floating Rate Payer I:

Deutsche Bank AG, London Branch

      Address:

      Deutsche Bank AG, Head Office.
      Taunusanlage 12
      60262 Frankfurt, Germany

      Copied to:
      Deutsche Bank AG, London Branch
      Winchester House
      1 Great Winchester Street
      London EC2N 2DB

      OTC Derivative Operations Division
      44 207 545 4888

      Facsimile Number:

      +44 20 754 54226

      Attention:

      Legal Department

Floating Rate Payer II:

Granite Master Issuer plc

      Address:

      Fifth Floor
      100 Wood Street
      London
      EC2V 7EX

With a copy to:

      Northern Rock plc
      Northern Rock House
      Gosforth
      Newcastle upon Tyne
      NE3 4PL

      Facsimile Number:

      +44 (0)191 279 4929

      Attention:

      Andy McLean / Claire Blackett

With a copy to the Issuer Security Trustee:

The Bank of New York

      Address:

      One Canada Square
      48th Floor
      London
      E14 5AL

      Facsimile Number:

      +44 (0)20 7964 6399

G.    Offices:

The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1.    It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

2. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                      Cross-Currency Confirmation for Series 2007-2 (Class 2A2)
                                                              Execution Version


From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897539M
            --------


                                                                    23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK)
LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc CAD 500,000,000 Series 2007-2 Class 2A2 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: CAD 2.1814.

A. Floating Payments Floating Amounts I:

      Floating Rate Payer I:                Party A.

      Floating Rate Payer I                 On any Floating Rate Payer I
      Currency Amount:                      Payment Date, CAD 500,000,000
                                            less the aggregate of the Floating
                                            Rate Payer I Interim Exchange
                                            Amounts paid prior to such date.

      Floating Rate Payer I                 Each Note Payment Date (as defined

      Payment Dates:                        in the Conditions).

      Floating Rate Payer I                 CDOR (as defined in the Conditions).
      Floating Rate Option:

      Floating Rate Payer I                 1 month; except in respect of
      Designated Maturity:                  the initial Calculation Period
                                            for which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the Bank of
                                            Canada Overnight Lending Rate (as
                                            defined in the Conditions) and 1
                                            month rates.

      Floating Rate Payer I Spread:         0.09 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.18 per cent. per
                                            annum.

      Floating Rate Payer I                 Actual/365.
      Floating Rate Day Count Fraction:

      Floating Rate Payer I                 The first day of each Calculation
      Reset Dates:                          Period.

Floating Amounts II:

      Floating Rate Payer II:               Party B.

      Floating Rate Payer II                On any Floating Rate Payer II
      Currency Amount:                      Payment Date, GBP 229,210,599
                                            less the aggregate of the Floating
                                            Rate Payer II Interim Exchange
                                            Amounts paid prior to such date.

      Floating Rate Payer II                The  17th day of each calendar
      Payment Dates:                        month in each year during the
                                            Term from, and including,June 2007
                                            to, but excluding, the Termination
                                            Date, subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention and the
                                            Termination Date.

      Floating Rate Payer II                GBP-LIBOR-BBA.
      Floating Rate Option:

      Floating Rate Payer II                3 months;  except in  respect of
      Designated Maturity:                  the initial  Calculation  Period
                                            for which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear

                                            Interpolation shall be applied by
                                            reference to the 1 month and 2
                                            month rates; or 1 month, following
                                            the occurrence of a Pass-Through
                                            Trigger Event or Step-Up Date.

      Floating Rate Payer II Spread:        0.0571 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.2642 per cent. per
                                            annum.

      Floating Rate Payer II                Actual/365 (Fixed).
      Floating Rate Day Count Fraction:

      Floating Rate Payer II                The first day of each Calculation
      Reset Dates:                          Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Quarterly Reset Date, the
                                            Floating Rate in effect for such
                                            Calculation Period shall be the
                                            Floating Rate for the immediately
                                            preceding Floating Rate Payer II
                                            Calculation Period.

Quarterly Reset Date:                       Each Note Payment Date (as defined
                                            in the Conditions) scheduled to
                                            fall in January, April, July and
                                            October starting in July 2007.

Calculation Agent:                          Party A.

Business Days:                              London and Toronto.

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 229,210,599.

Party B Initial Exchange Amount:            CAD 500,000,000.

C.    Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a CAD
                                            Amortisation Amount is payable.

Floating Rate Payer I                       In respect of an Interim Exchange
Interim Exchange Amount:                    Date, the amount in CAD (if any)
                                            equal to the principal amount of
                                            the Issuer Notes required to be so
                                            repaid, prepaid or otherwise
                                            redeemed (howsoever described) in
                                            accordance with the Conditions and
                                            as determined by the Cash Manager
                                            pursuant to the Issuer Cash
                                            Management Agreement; and notified
                                            to the Calculation Agent by the
                                            Issuer Cash Manager pursuant to the
                                            Issuer Cash Management Agreement
                                            (the "CAD Amortisation Amount").

Floating Rate Payer II                      In respect of any Interim Exchange
Interim Exchange Amount:                    Date, an amount in GBP equal to the
                                            Floating Rate Payer I Interim
                                            Exchange Amount converted into GBP
                                            at the Exchange Rate.

D. Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A CAD amount equal to the Floating
Final Exchange Amount:                      Rate Payer II Final Exchange Amount
                                            converted into CAD at the Exchange
                                            Rate.

Floating Rate Payer II                      The Floating Rate Payer II
Final Exchange Amount:                      Currency Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in CAD:                Royal Bank of Canada, Toronto
                                            Account:  2235166
                                            Swift Code:  ROYCCAT2

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81
                                            Swift Code:  DEUTGB2L

Payments to Floating Rate Payer II:

Account for Payments in CAD:                Correspondent: Citibank Toronto
                                            SWIFT:         CITICATT
                                            Account:       Citibank London
                                            SWIFT:         CITIGB2L
                                            A/c Number:    2184604003
                                            For further    Granite Master
                                            credit to:     Issuer plc
                                            Account Number: 11652311

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer
                                            plc.

F. Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

      Address:                              Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations Division
                                            44 207 545 4888

      Facsimile Number:                     +44 20 754 54226

      Attention:                            Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

      Address:                              Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

      Facsimile Number:                     +44 (0)191 279 4929

      Attention:                            Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

      Address:                              One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

      Facsimile Number:                     +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Miscellaneous:

1.    It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

2. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully

Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                     Cross-Currency Confirmation for Series 2007-2 (Class 3A1)
                                                             Execution Version



From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897553M
            --------


                                                                   23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 1,100,000,000 Series 2007-2 Class 3A1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments Floating Amounts I:
      Floating Rate Payer I:                Party A.

      Floating Rate Payer I                 On any Floating Rate Payer I Payment
      Currency Amount:                      Date,USD 1,100,000,000 less the
                                            aggregate of the Floating Rate
                                            Payer I Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer I                 Each Note  Payment  Date (as defined

      Payment Dates:                        in the Conditions).

      Floating Rate Payer I                 LIBOR (as defined in the
      Floating Rate Option:                 Conditions).

      Floating Rate Payer I                 3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through
                                            Trigger Event or Step-Up Date.

      Floating Rate Payer I Spread:         0.09 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.18 per cent. per
                                            annum.

      Floating Rate Payer I                 Actual/360.
      Floating Rate Day Count Fraction:

      Floating Rate Payer I                 The first day of each Calculation
      Reset Dates:

Floating Amounts II:

      Floating Rate Payer II:               Party B.

      Floating Rate Payer II                On any Floating Rate Payer II
      Currency Amount:                      Payment Date, GBP 553,960,820 less
                                            the aggregate of the Floating Rate
                                            Payer II Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer II                The 17th day of each calendar month
      Payment Dates:                        in each year during the Term from,
                                            and including, June 2007 to, but
                                            excluding, the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention and the Termination
                                            Date.

      Floating Rate Payer II                GBP-LIBOR-BBA.
      Floating Rate Option:

      Floating Rate Payer II                3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

      Floating Rate Payer II Spread:        0.0861 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.3222 per cent. per
                                            annum.


      Floating Rate Payer II                Actual/365 (Fixed).
      Floating Rate Day Count Fraction:

      Floating Rate Payer II                The first day of each Calculation
      Reset Dates:                          Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 553,960,820.

Party B Initial Exchange Amount:            USD 1,100,000,000.

C.    Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a USD
                                            Amortisation Amount is payable.


Floating Rate Payer I                       In respect of an Interim Exchange
Interim Exchange Amount:                    Date, the amount in USD (if any)
                                            equal to the principal amount of
                                            the Issuer Notes required to be so
                                            repaid, prepaid or otherwise
                                            redeemed (howsoever described) in
                                            accordance with the Conditions and
                                            as determined by the Cash Manager
                                            pursuant to the Issuer Cash
                                            Management Agreement; and notified
                                            to the Calculation Agent by the
                                            Issuer Cash Manager pursuant to the
                                            Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In respect of any Interim Exchange
Interim Exchange Amount:                    Date, an amount in GBP equal to the
                                            Floating Rate Payer I Interim
                                            Exchange Amount converted into GBP
                                            at the Exchange Rate. D. Final
                                            Exchange: Final Exchange Date: The
                                            Termination Date. Floating Rate
                                            Payer I A USD amount equal to the
                                            Floating Rate Final Exchange
                                            Amount: Payer II Final Exchange
                                            Amount converted into USD at the
                                            Exchange Rate. Floating Rate Payer
                                            II The Floating Rate Payer II
                                            Currency Final Exchange Amount:
                                            Amount.
E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L
Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:      CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:      CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer plc.

F.    Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

      Address:                              Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations Division
                                            44 207 545 4888

      Facsimile Number:                     +44 20 754 54226
      Attention:                            Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

      Address:                              Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

      Facsimile Number:                     +44 (0)191 279 4929

      Attention:                            Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

      Address:                              One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

      Facsimile Number:                     +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London. H.
                                            Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1.    It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

2. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                   Cross-Currency Confirmation for Series 2007-2 (Class 1B1)
                                                           Execution Version


From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 189755M
            -------


                                                                 23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to


                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 66,500,000 Series 2007-2 Class 1B1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments

Floating Amounts I:

      Floating Rate Payer I:                Party A.

      Floating Rate Payer I                 On any Floating Rate Payer I Payment
      Currency Amount:                      Date, USD 66,500,000 less the
                                            aggregate of the Floating Rate
                                            Payer I Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer I                 Each Note  Payment  Date (as defined

      Payment Dates:                        in the Conditions).

      Floating Rate Payer I                 LIBOR (as defined in the
      Floating Rate Option:                 Conditions).


      Floating Rate Payer I                 3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through
                                            Trigger Event or Step-Up Date.

      Floating Rate Payer I Spread:         0.08 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.16 per cent. per
                                            annum.

      Floating Rate Payer I                 Actual/360.
      Floating Rate Day Count Fraction:

      Floating Rate Payer I                 The first day of each Calculation
      Reset Dates:                          Period.

Floating Amounts II:

      Floating Rate Payer II:               Party B.

      Floating Rate Payer II                On any Floating Rate Payer II
      Currency Amount:                      Payment Date, GBP 33,489,450 less
                                            the aggregate of the Floating Rate
                                            Payer II Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer II                The 17th day of each calendar month
      Payment Dates:                        in each year during the Term from,
                                            and including, June 2007 to, but
                                            excluding, the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention and the Termination
                                            Date.

      Floating Rate Payer II                GBP-LIBOR-BBA.
      Floating Rate Option:

      Floating Rate Payer II                3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

      Floating Rate Payer II Spread:        0.0714 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.2928 per cent. per
                                            annum.

      Floating Rate Payer II                Actual/365 (Fixed).

      Floating Rate Day Count Fraction:

      Floating Rate Payer II                The first day of each Calculation
      Reset Dates:                          Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 33,489,450.

Party B Initial Exchange Amount:            USD 66,500,000.

C.    Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a USD
                                            Amortisation Amount is payable.


Floating Rate Payer I                       In respect of an Interim Exchange
Interim Exchange Amount:                    Date, the amount in USD (if any)
                                            equal to the principal amount of
                                            the Issuer Notes required to be so
                                            repaid, prepaid or otherwise
                                            redeemed (howsoever described) in
                                            accordance with the Conditions and
                                            as determined by the Cash Manager
                                            pursuant to the Issuer Cash
                                            Management Agreement; and notified
                                            to the Calculation Agent by the
                                            Issuer Cash Manager pursuant to the
                                            Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In respect of any Interim Exchange
Interim Exchange Amount:                    Date, an amount in GBP equal to the
                                            Floating Rate Payer I Interim
                                            Exchange Amount converted into GBP
                                            at the Exchange Rate.
D.    Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A USD amount equal to the Floating
Final Exchange Amount:                      Rate Payer II Final Exchange Amount
                                            converted into USD at the Exchange
                                            Rate.

Floating Rate Payer II                      The Floating Rate Payer II Currency
Final Exchange Amount:                      Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L

Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:      CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:      CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer plc.

F.    Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

      Address:                              Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations Division
                                            44 207 545 4888

      Facsimile Number:                     +44 20 754 54226

      Attention:                            Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

      Address:                              Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

      Facsimile Number:                     +44 (0)191 279 4929

      Attention:                            Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

      Address:                              One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

      Facsimile Number:                     +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1. It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are incorporated into this Confirmation and the square brackets are accordingly deleted.

2.    If the payment of any Floating Amount I is deferred in accordance with
      Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

      If the payment of any Floating Amount II is deferred in accordance with
      Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.

3. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                   Cross-Currency Confirmation for Series 2007-2 (Class 2B1)
                                                           Execution Version


From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897559M
            --------


                                                                 23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 53,500,000 Series 2007-2 Class 2B1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments Floating Amounts I:

      Floating Rate Payer I:                Party A.

      Floating Rate Payer I                 On any Floating Rate Payer I Payment
      Currency Amount:                      Date, USD 53,500,000 less the
                                            aggregate of the Floating Rate
                                            Payer I Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer I                 Each Note Payment Date (as defined

      Payment Dates:                        in the Conditions).

      Floating Rate Payer I                 LIBOR (as defined in the
      Floating Rate Option:                 Conditions).

      Floating Rate Payer I                 3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through
                                            Trigger Event or Step-Up Date.

      Floating Rate Payer I Spread:         0.12 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.24 per cent. per
                                            annum.


      Floating Rate Payer I                 Actual/360.

      Floating Rate Day Count Fraction:

      Floating Rate Payer I                 The first day of each Calculation
      Reset Dates:                          Period.

Floating Amounts II:

      Floating Rate Payer II:               Party B.

      Floating Rate Payer II                On any Floating Rate Payer II
      Currency Amount:                      Payment Date, GBP 26,942,640 less
                                            the aggregate of the Floating Rate
                                            Payer II Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer II                The 17th day of each calendar month
      Payment Dates:                        in each year during the Term from,
                                            and including, June 2007 to, but
                                            excluding, the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention and the Termination
                                            Date.

      Floating Rate Payer II                GBP-LIBOR-BBA.
      Floating Rate Option:

      Floating Rate Payer II                3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

      Floating Rate Payer II Spread:        0.1221 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.3942 per cent. per
                                            annum.

      Floating Rate Payer II                Actual/365 (Fixed).

      Floating Rate Day Count Fraction:

      Floating Rate Payer II                The first day of each Calculation
      Reset Dates:                          provided however, that in respect
                                            of every Period; Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 26,942,640.

Party B Initial Exchange Amount:            USD 53,500,000.

C.    Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a USD
                                            Amortisation Amount is payable.

Floating Rate Payer I                       In respect of an Interim Exchange
Interim Exchange Amount:                    Date, the amount in USD (if any)
                                            equal to the principal amount of
                                            the Issuer Notes required to be so
                                            repaid, prepaid or otherwise
                                            redeemed (howsoever described) in
                                            accordance with the Conditions and
                                            as determined by the Cash Manager
                                            pursuant to the Issuer Cash
                                            Management Agreement; and notified
                                            to the Calculation Agent by the
                                            Issuer Cash Manager pursuant to the
                                            Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In respect of any Interim Exchange
Interim Exchange Amount:                    Date, an amount in GBP equal to the
                                            Rate Payer I Interim
                                            Exchange Amount
                                            converted into GBP at
                                            the Exchange Rate.

D.    Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A USD amount equal to the Floating
Final Exchange Amount:                      Payer II Final Exchange Amount
                                            converted into USD at the Exchange
                                            Rate.

Floating Rate Payer II                      The Floating Rate Payer II Currency
Final Exchange Amount:                      Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L
Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:      CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:      CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer plc.

F.    Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

      Address:                              Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations Division
                                            44 207 545 4888

      Facsimile Number:                     +44 20 754 54226

      Attention:                            Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

      Address:                              Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

      Facsimile Number:                     +44 (0)191 279 4929

      Attention:                            Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

      Address:                              One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

      Facsimile Number:                     +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1. It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are incorporated into this Confirmation and the square brackets are accordingly deleted.

2.    If the payment of any Floating Amount I is deferred in accordance with
      Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

      If the payment of any Floating Amount II is deferred in accordance with
      Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Ciiiiialculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.

3. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                   Cross-Currency Confirmation for Series 2007-2 (Class 3B1)
                                                           Execution Version


From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897561M
            --------


                                                                 23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 35,000,000 Series 2007-2 Class 3B1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments

Floating Amounts I:

      Floating Rate Payer I:                Party A.

      Floating Rate Payer I                 On any Floating Rate Payer I Payment
      Currency Amount:                      Date, USD 35,000,000 less the
                                            aggregate of the Floating Rate
                                            Payer I Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer I                 Each Not  Payment  Date (as defined

      Payment Dates:                        in the Conditions).

      Floating Rate Payer I                 LIBOR (as defined in the
      Floating Rate Option:                 Conditions).

      Floating Rate Payer I                 3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through
                                            Trigger Event or Step-Up Date.

      Floating Rate Payer I Spread:         0.16 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.32 per cent. per
                                            annum.

      Floating Rate Payer I                 Actual/360.
      Floating Rate Day Count Fraction:

      Floating Rate Payer I                 The first day of each Calculation
      Reset Dates:                          Period.

Floating Amounts II:

      Floating Rate Payer II:               Party B.

      Floating Rate Payer II                On any Floating Rate Payer II
      Currency Amount:                      Payment Date, GBP 17,626,026 less
                                            the aggregate of the Floating Rate
                                            Payer II Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer II                The 17th day of each calendar month
      Payment Dates:                        in each year during the Term from,
                                            and including, June 2007 to, but
                                            excluding, the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention and the Termination
                                            Date.

      Floating Rate Payer II                GBP-LIBOR-BBA.
      Floating Rate Option:

      Floating Rate Payer II                3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

      Floating Rate Payer II Spread:        0.1677 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.4854 per cent. per
                                            annum.

      Floating Rate Payer II                Actual/365 (Fixed).
      Floating Rate Day Count Fraction:

      Floating Rate Payer II                The first day of each Calculation
      Reset Dates:                          Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 17,626,026.

Party B Initial Exchange Amount:            USD 35,000,000.

C.    Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a USD
                                            Amortisation Amount is payable.

Floating Rate Payer I                       In respect of an Interim Exchange
Interim Exchange Amount:                    Date, the amount in USD (if any)
                                            equal to the principal amount of
                                            the Issuer Notes required to be so
                                            repaid, prepaid or otherwise
                                            redeemed (howsoever described) in
                                            accordance with the Conditions and
                                            as determined by the Cash Manager
                                            pursuant to the Issuer Cash
                                            Management Agreement; and notified
                                            to the Calculation Agent by the
                                            Issuer Cash Manager pursuant to the
                                            Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In respect of any Interim Exchange
Interim Exchange Amount:                    Date, an amount in GBP equal to the
                                            Floating Rate Payer I Interim
                                            Exchange Amount converted into GBP
                                            at the Exchange Rate.

D.    Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A USD amount equal to the Floating
Final Exchange Amount:                      Rate Payer II Final Exchange Amount
                                            converted into USD at the Exchange
                                            Rate.

Floating Rate Payer II                      The Floating Rate Payer II Currency
Final Exchange Amount:                      Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L
Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:      CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:      CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer plc.

F.    Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

      Address:                              Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations Division
                                            44 207 545 4888

      Facsimile Number:                     +44 20 754 54226

      Attention:                            Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

      Address:                              Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

      Facsimile Number:                     +44 (0)191 279 4929

      Attention:                            Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

      Address:                              One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

      Facsimile Number:                     +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1. It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are incorporated into this Confirmation and the square brackets are accordingly deleted.

2.    If the payment of any Floating Amount I is deferred in accordance with
      Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

      If the payment of any Floating Amount II is deferred in accordance with
      Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.

3. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                     Cross-Currency Confirmation for Series 2007-2 (Class 1M1)
                                                             Execution Version


From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897563M
            --------


                                                                 23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK)
LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 64,000,000 Series 2007-2 Class 1M1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments Floating Amounts I:

      Floating Rate Payer I:                Party A.

      Floating Rate Payer I                 On any Floating Rate Payer I
      Currency Amount:                      Payment Date, USD 64,000,000 less
                                            the aggregate of the Floating Rate
                                            Payer I Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer I                 Each Note  Payment  Date (as defined

      Payment Dates:                        in the Conditions).
      Floating Rate Payer I                 LIBOR (as defined in the
      Floating Rate Option:                 Conditions).

      Floating Rate Payer I                 3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through
                                            Trigger Event or Step-Up Date.


      Floating Rate Payer I Spread:         0.16 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.32 per cent. per
                                            annum.

      Floating Rate Payer I                 Actual/360.
      Floating Rate Day Count Fraction:

      Floating Rate Payer I                 The first day of each Calculation
      Reset Dates:                          Period.

Floating Amounts II:

      Floating Rate Payer II:               Party B.

      Floating Rate Payer II                On any Floating Rate Payer II
      Currency Amount:                      Payment Date, GBP 32,230,448 less
                                            the aggregate of the Floating Rate
                                            Payer II Interim Exchange Amounts
                                            paid prior to such date.

      Floating Rate Payer II                The 17th day of each calendar month
      Payment Dates:                        in each year during the Term from,
                                            and including, June 2007 to, but
                                            excluding, the Termination Date,
                                            subject to adjustment in accordance
                                            with the Following Business Day
                                            Convention and the Termination
                                            Date.

      Floating Rate Payer II                GBP-LIBOR-BBA.
      Floating Rate Option:

      Floating Rate Payer II                3 months; except in respect of the
      Designated Maturity:                  initial Calculation Period for
                                            which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

      Floating Rate Payer II Spread:        0.1622 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.4744 per cent. per
                                            annum.

      Floating Rate Payer II                Actual/365 (Fixed).
      Floating Rate Day Count Fraction:

      Floating Rate Payer II                The first day of each Calculation
      Reset Dates:                          Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.    Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 32,230,448.

Party B Initial Exchange Amount:            USD 64,000,000.

C.    Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a USD
                                            Amortisation Amount is payable.

Floating Rate Payer I                       In respect of an Interim Exchange
Interim Exchange Amount:                    Date, the amount in USD (if any)
                                            equal to the principal amount of
                                            the Issuer Notes required to be so
                                            repaid, prepaid or otherwise
                                            redeemed (howsoever described) in
                                            accordance with the Conditions and
                                            as determined by the Cash Manager
                                            pursuant to the Issuer Cash
                                            Management Agreement; and notified
                                            to the Calculation Agent by the
                                            Issuer Cash Manager pursuant to the
                                            Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In respect of any Interim Exchange
Interim Exchange Amount:                    Date, an amount in GBP equal to the
                                            Floating Rate Payer I Interim
                                            Exchange Amount converted into GBP
                                            at the Exchange Rate.

D.    Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A USD amount equal to the Floating
Final Exchange Amount:                      Rate Payer II Final Exchange Amount
                                            converted into USD at the Exchange
                                            Rate.

Floating Rate Payer II                      The Floating Rate Payer II Currency
Final Exchange Amount:                      Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L
Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:      CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:      CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer plc.

F.    Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

      Address:                              Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations Division
                                            44 207 545 4888

      Facsimile Number:                     +44 20 754 54226

      Attention:                            Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

      Address:                              Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

      Facsimile Number:                     +44 (0)191 279 4929

      Attention:                            Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

      Address:                              One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

      Facsimile Number:                     +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.    Miscellaneous:

1. It is understood and agreed that in the Schedule to the Agreement:

1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are incorporated into this Confirmation and the square brackets are accordingly deleted.

2.    If the payment of any Floating Amount I is deferred in accordance with
      Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

      If the payment of any Floating Amount II is deferred in accordance with
      Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.

3. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                     Cross-Currency Confirmation for Series 2007-2 (Class 2M1)
                                                             Execution Version

From:       Deutsche Bank AG, London Branch
            Winchester House
            1 Great Winchester Street
            London EC2N 2DB

Attention:  OTC Derivative Operations Division

To:         Granite Master Issuer plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

Summit Ref: 1897565M
            --------


                                                                 23 May 2007


Dear Sirs,

Re:   Cross Currency Swap Transaction relating to the Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK)
LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 52,000,000 Series 2007-2 Class 2M1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments

Floating Amounts I:

     Floating Rate Payer I:                 Party A.

     Floating Rate Payer I                  On any  Floating  Rate  Payer  I
     Currency Amount:                       Payment  Date,   USD  52,000,000
                                            less the aggregate of the Floating
                                            Rate Payer I Interim Exchange
                                            Amounts paid prior to such date.

     Floating Rate Payer I                  Each  Note   Payment   Date  (as
                                            defined

     Payment Dates:                         in the Conditions).

     Floating Rate Payer I                  LIBOR (as defined in the
     Floating Rate Option:                  Conditions).

     Floating Rate Payer I                  3 months;  except in  respect of
     Designated Maturity:                   the initial  Calculation  Period
                                            for which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through Trigger
                                            Event or Step-Up Date.

     Floating Rate Payer I Spread:          0.24 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.48 per cent. per
                                            annum.

     Floating Rate Payer I                  Actual/360.

     Floating Rate Day Count Fraction:

     Floating Rate Payer I                  The first day of each Calculation
     Reset Dates:                           Period.

Floating Amounts II:

     Floating Rate Payer II:                Party B.

     Floating Rate Payer II                 On any  Floating  Rate  Payer II
     Currency Amount:                       Payment  Date,   GBP  26,187,239
                                            less the aggregate of the Floating
                                            Rate Payer II Interim Exchange
                                            Amounts paid prior to such date.

     Floating Rate Payer II                 The  17th  day of each  calendar
     Payment Dates:                         month in each  year  during  the
                                            Term from, and including, June 2007
                                            to, but excluding, the Termination
                                            Date, subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention and the
                                            Termination Date.
     Floating Rate Payer II                 GBP-LIBOR-BBA.
     Floating Rate Option:

     Floating Rate Payer II                 3 months;  except in  respect of
     Designated Maturity:                   the initial  Calculation  Period
                                            for which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

     Floating Rate Payer II Spread:         0.2541 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.6582 per cent. per
                                            annum.

     Floating Rate Payer II                 Actual/365 (Fixed).
     Floating Rate Day Count Fraction:

     Floating Rate Payer II                 The first day of each Calculation
     Reset Dates:                           Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.   Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 26,187,239.

Party B Initial Exchange Amount:            USD 52,000,000.

C.   Interim Exchange:

Interim Exchange Dates:                     Each  Note   Payment   Date  (as
                                            defined  in the  Conditions)  on
                                            which a USD Amortisation  Amount
                                            is payable.

Floating Rate Payer I                       In   respect   of   an   Interim
Interim Exchange Amount:                    Exchange  Date,  the  amount  in
                                            USD (if any) equal to the principal
                                            amount of the Issuer Notes required
                                            to be so repaid, prepaid or
                                            otherwise redeemed (howsoever
                                            described) in accordance with the
                                            Conditions and as determined by the
                                            Cash Manager pursuant to the Issuer
                                            Cash Management Agreement; and
                                            notified to the Calculation Agent by
                                            the Issuer Cash Manager pursuant to
                                            the Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In   respect   of  any   Interim
Interim Exchange Amount:                    Exchange  Date, an amount in GBP
                                            equal to the Floating Rate Payer I
                                            Interim Exchange Amount converted
                                            into GBP at the Exchange Rate.

D. Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A  USD   amount   equal  to  the
Final Exchange Amount:                      Floating  Rate  Payer  II  Final
                                            Exchange Amount converted into USD
                                            at the Exchange Rate.

Floating Rate Payer II                      The Floating Rate Payer II
Final Exchange Amount:                      Currency Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L

Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:   CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:   CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer
                                            plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer
                                            plc.

F. Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

     Address:                               Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations
                                            Division
                                            44 207 545 4888

     Facsimile Number:                      +44 20 754 54226

     Attention:                             Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

     Address:                               Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

     Facsimile Number:                      +44 (0)191 279 4929

     Attention:                             Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

     Address:                               One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

     Facsimile Number:                      +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.   Miscellaneous:

1. It is understood and agreed that in the Schedule to the Agreement: 1.1 The words in the square brackets in the last paragraph of Part 5(f)(A)
     are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are incorporated into this Confirmation and the square brackets are accordingly deleted.

2.   If the payment of any Floating Amount I is deferred in accordance with
     Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

     If the payment of any Floating Amount II is deferred in accordance with
     Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.

3. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited

                                                          Deutsche Bank [LOGO]

                                                       Deutsche Bank AG London
                                                              Winchester House
                                                        1 Great Winchester St.
                                                               London EC2N 2DB
                                                Telephone: +44 (0)20 7545 8000

                     Cross-Currency Confirmation for Series 2007-2 (Class 2C1)
                                                             Execution Version


From:         Deutsche Bank AG, London Branch
              Winchester House
              1 Great Winchester Street
              London EC2N 2DB

Attention:    OTC Derivative Operations Division

To:           Granite Master Issuer plc
              Fifth Floor
              100 Wood Street
              London
              EC2V 7EX

Attention:    Securitisation Team, Risk Operations

Summit Ref:   1897568M
              --------


                                              23 May 2007


Dear Sirs,

Re:  Cross Currency Swap Transaction relating to the
Issuer Notes

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

It is agreed that upon the execution of this Confirmation, we shall be deemed to have entered into an agreement relating to the Issuer Notes on the terms of the Agreed Form Agreement (the "Agreement") dated as of the Effective Date specified below.

"Agreed Form Agreement" means the form of 1992 ISDA Master Agreement (Multicurrency Cross Border) (including the Schedule thereto and the ISDA Credit Support Annex (Bilateral Form - Transfer) forming part of the Schedule) and signed for the purposes of identification by Sidley Austin (UK) LLP and Deutsche Bank AG, London Branch on 18 May 2007.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified herein.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the Definitions. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to



                                          Deutsche Bank AG is authorised under German Banking Law
                                          (competent authority BaFin - Federal Financial Supervising
                                          Authority) and with respect to UK commodity derivatives business by the Financial Services Authority; regulated by the Financial
                                          Services Authority for the conduct of UK business; a member of the
                                          London Stock Exchange. Deutsche Bank AG is a joint stock
                                          corporation with limited liability incorporated in the Federal Republic
Chairman of the Supervisory Board:        of Germany HRB No 30 000 District Court of Frankfurt am Main;
Clemens Borsig Management Board:          Branch Registration in England and Wales BR000005; Registered
Josef Ackermann (Chairman), Hugo          address Winchester House, 1 Great Winchester Street, London
Banziger, Tessen von Heydebreck,          EC2N 2DB.
Anthony Di Iorio, Hermann-Josef Lamberti  Deutsche Bank Group online: http://www.deutsche-bank.com them in the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK)
LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto), and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood (now known as Sidley Austin (UK) LLP) and Allen & Overy LLP on 19 January 2005 (as the same may be amended, restated, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule shall prevail to the extent that it conflicts with the Master Definitions Schedule.

In this Confirmation:

"Conditions" means the terms and conditions of the Issuer Notes, as set out in the Base Prospectus dated 17 May 2007 and the Final Terms dated 18 May 2006 (as each may be amended, restated, varied, supplemented and/or otherwise modified from time to time in accordance with the provisions of the Issuer Trust Deed), and any reference to a numbered Condition shall be construed accordingly; and

"Issuer Notes" means the Granite Master Issuer plc USD 50,000,000 Series 2007-2 Class 2C1 Notes due December 2054.

1 The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:                                    Deutsche Bank AG, London Branch

Party B:                                    Granite Master Issuer plc.

Trade Date:                                 16 May 2007.

Effective Date:                             23 May 2007.

Termination Date:                           The Floating Rate Payer I Payment
                                            Date falling in December 2054.

Exchange Rate:                              GBP 1.00: USD 1.9857.

A. Floating Payments

Floating Amounts I:

     Floating Rate Payer I:                 Party A.

     Floating Rate Payer I                  On any  Floating  Rate  Payer  I
     Currency Amount:                       Payment  Date,   USD  50,000,000
                                            less the aggregate of the Floating
                                            Rate Payer I Interim Exchange
                                            Amounts paid prior to such date.

     Floating Rate Payer I                  Each  Note   Payment   Date  (as
                                            defined

     Payment Dates:                         in the Conditions).

     Floating Rate Payer I                  LIBOR   (as   defined   in   the
     Floating Rate Option:                  Conditions).

     Floating Rate Payer I                  3 months;  except in  respect of
     Designated Maturity:                   the initial  Calculation  Period
                                            for which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month, in
                                            the event that the frequency of the
                                            Floating Rate Payer I Payment Dates
                                            alter to monthly due to the
                                            occurrence of a Pass-Through Trigger
                                            Event or Step-Up Date.

     Floating Rate Payer I Spread:          0.43 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 0.86 per cent. per
                                            annum.

     Floating Rate Payer I                  Actual/360.

     Floating Rate Day Count Fraction:

     Floating Rate Payer I                  The first day of each Calculation
     Reset Dates:                           Period.

Floating Amounts II:

     Floating Rate Payer II:                Party B.

     Floating Rate Payer II                 On any  Floating  Rate  Payer II
     Currency Amount:                       Payment  Date,   GBP  25,180,037
                                            less the aggregate of the Floating
                                            Rate Payer II Interim Exchange
                                            Amounts paid prior to such date.

     Floating Rate Payer II                 The  17th  day of each  calendar
     Payment Dates:                         month in each  year  during  the
                                            Term from, and including, June 2007
                                            to, but excluding, the Termination
                                            Date, subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention and the
                                            Termination Date.

     Floating Rate Payer II                 GBP-LIBOR-BBA.
     Floating Rate Option:

     Floating Rate Payer II                 3 months;  except in  respect of
     Designated Maturity:                   the initial  Calculation  Period
                                            for which Linear Interpolation is
                                            applicable and in respect of which
                                            the Linear Interpolation shall be
                                            applied by reference to the 1 month
                                            and 2 month rates; or 1 month,
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date.

     Floating Rate Payer II Spread:         0.4796 per cent. per annum for the
                                            Calculation Periods up to and
                                            including the Calculation Period
                                            ending on, but excluding, the
                                            Payment Date falling in April 2012;
                                            and thereafter 1.1092 per cent. per
                                            annum.

     Floating Rate Payer II                 Actual/365 (Fixed).
     Floating Rate Day Count Fraction:

     Floating Rate Payer II                 The first day of each Calculation
     Reset Dates:                           Period; provided however, that in
                                            respect of every Floating Rate
                                            Payer II Calculation Period (other
                                            than the first Calculation Period
                                            and any Calculation Period
                                            following the occurrence of a
                                            Pass-Through Trigger Event or
                                            Step-Up Date) that does not start
                                            on a Note Payment Date (as defined
                                            in the Issuer Notes), the Floating
                                            Rate in effect for such Calculation
                                            Period shall be the Floating Rate
                                            for the immediately preceding
                                            Floating Rate Payer II Calculation
                                            Period.

Calculation Agent:                          Party A.

Business Days:                              London and New York.

B.   Initial Exchange:

Initial Exchange Date:                      Effective Date.

Party A Initial Exchange Amount:            GBP 25,180,037.

Party B Initial Exchange Amount:            USD 50,000,000.

C.   Interim Exchange:

Interim Exchange Dates:                     Each Note Payment Date (as defined
                                            in the Conditions) on which a USD
                                            Amortisation Amount is payable.

Floating Rate Payer I                       In   respect   of   an   Interim
Interim Exchange Amount:                    Exchange  Date,  the  amount  in
                                            USD (if any) equal to the principal
                                            amount of the Issuer Notes required
                                            to be so repaid, prepaid or
                                            otherwise redeemed (howsoever
                                            described) in accordance with the
                                            Conditions and as determined by the
                                            Cash Manager pursuant to the Issuer
                                            Cash Management Agreement; and
                                            notified to the Calculation Agent by
                                            the Issuer Cash Manager pursuant to
                                            the Issuer Cash Management Agreement
                                            (the "USD Amortisation Amount").

Floating Rate Payer II                      In   respect   of  any   Interim
Interim Exchange Amount:                    Exchange  Date, an amount in GBP
                                            equal to the Floating Rate Payer I
                                            Interim Exchange Amount converted
                                            into GBP at the Exchange Rate.
D. Final Exchange:

Final Exchange Date:                        The Termination Date.

Floating Rate Payer I                       A  USD   amount   equal  to  the
Final Exchange Amount:                      Floating  Rate  Payer  II  Final
                                            Exchange Amount converted into USD
                                            at the Exchange Rate.

Floating Rate Payer II                      The Floating Rate Payer II
Final Exchange Amount:                      Currency Amount.

E. Account Details:

Payments to Floating Rate Payer I:

Account for Payments in USD:                Deutsche Bank Trust Co.,
                                            New York
                                            ABA 021 001 033
                                            Account Number:  04-411-739
                                            Swift Code:  BKTRUS33

Account for Payments in GBP:                Deutsche Bank AG, London
                                            Account Number: Direct Chaps
                                            40-50-81

                                            Swift Code:  DEUTGB2L

Payments to Floating Rate Payer II:

Account for Payments in USD:                Citibank, N.A., New York
                                            SWIFT:   CITIUS33
                                            A/C Citibank, N.A., London
                                            A/C No. 10990765
                                            SWIFT:   CITIGB2L
                                            for further credit to account:
                                            10860263
                                            Ref: GATS/Granite Master Issuer
                                            plc.

Account for Payments in GBP:                Citibank, N.A., London
                                            A/C No. 10860255
                                            Sort Code 18-50-08
                                            Ref: GATS/Granite Master Issuer
                                            plc.

F. Notice Details:

Floating Rate Payer I:                      Deutsche Bank AG, London Branch

     Address:                               Deutsche Bank AG, Head Office.
                                            Taunusanlage 12
                                            60262 Frankfurt, Germany

                                            Copied to:
                                            Deutsche Bank AG, London Branch
                                            Winchester House
                                            1 Great Winchester Street
                                            London EC2N 2DB

                                            OTC Derivative Operations
                                            Division
                                            44 207 545 4888

     Facsimile Number:                      +44 20 754 54226

     Attention:                             Legal Department

Floating Rate Payer II:                     Granite Master Issuer plc

     Address:                               Fifth Floor
                                            100 Wood Street
                                            London
                                            EC2V 7EX

With a copy to:                             Northern Rock plc
                                            Northern Rock House
                                            Gosforth
                                            Newcastle upon Tyne
                                            NE3 4PL

     Facsimile Number:                      +44 (0)191 279 4929

     Attention:                             Andy McLean / Claire Blackett

With a copy to the                          The Bank of New York
Issuer Security Trustee:

     Address:                               One Canada Square
                                            48th Floor
                                            London
                                            E14 5AL

     Facsimile Number:                      +44 (0)20 7964 6399

G. Offices:                                 The Office of Party A is London.

H. Additional Termination Event:

For the purposes of Section 5(b)(v), the following event shall constitute an Additional Termination Event:

Party A fails to file with the US Securities and Exchange Commission ("SEC") or otherwise provide to Party B the financial statements required in respect of Party A pursuant to Item 1115 of Regulation AB as promulgated by the SEC. For the purposes of this Additional Termination Event, Party A shall be the sole Affected Party.

I.   Miscellaneous:

1. It is understood and agreed that in the Schedule to the Agreement: 1.1 The words in the square brackets in the last paragraph of Part 5(f)(A) are not incorporated into this Confirmation and the square brackets and words therein are accordingly deleted.

1.2 The words in the square brackets in Part 5(h)(iii) falling after the words "will not then fall due" are incorporated into this Confirmation and the square brackets are accordingly deleted.

1.3 The words in the square brackets at the end of Part 5(h)(v) falling after the words "of any shortfall" are incorporated into this Confirmation and the square brackets are accordingly deleted.

2.   If the payment of any Floating Amount I is deferred in accordance with
     Part 5(h)(iii) of the Schedule to the Agreement, then the amount so deferred (the "Floating Amount I Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer I Payment Date (the "Floating Amount I Deferred Payment Date") (together with interest thereon (the "Floating Amount I Deferred Interest") at the Floating Rate Payer I Floating Rate for the relevant Calculation Period) and the Floating Amount I due on such Floating Amount I Deferred Payment Date shall be deemed to include the Floating Amount I Deferred Amounts and the Floating Amount I Deferred Interest.

     If the payment of any Floating Amount II is deferred in accordance with
     Part 5(h)(iii) the Agreement, then the amount so deferred (the "Floating Amount II Deferred Amount") shall, subject to the terms of this Confirmation, be payable on the next Floating Rate Payer II Payment Date (the "Floating Amount II Deferred Payment Date") (together with interest thereon (the "Floating Amount II Deferred Interest") at the Floating Rate Payer II Floating Rate for the relevant Calculation Period) and the Floating Amount II due on such Floating Amount II Deferred Payment Date shall be deemed to include the Floating Amount II Deferred Amounts and the Floating Amount II Deferred Interest.

3. Payments under this Confirmation will be made by Party A on the due date for value on that date by no later than 4 p.m. London time. Failure to do so will, for the avoidance of doubt, be a default in the performance of a payment obligation for the purposes of Section 2(e) of the Agreement and without prejudice to any other rights or remedies of Party B.

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation and returning it to us by facsimile.

Yours faithfully


Deutsche Bank AG, London Branch

By:  /s/ M Wallis
     ------------------------
Name:  Megan Walis
Title: Legal Counsel

By:  /s/ N. Townsend
     ------------------------
Name:  Nathan Townsend
Title: Legal Counsel

Confirmed as of the date first written:

Granite Master Issuer plc

By:  /s/ S Tyson
     ------------------------
Name:  Sharon Tyson
Title: Representing L.D.C. Securitisation Director
       No 2 Limited


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